UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23108

Amplify ETF Trust
(Exact name of registrant as specified in charter)

310 South Hale Street

Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

Christian Magoon

Amplify ETF Trust

310 South Hale Street

Wheaton, IL 60187
(Name and address of agent for service)

With copies to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

(855)-267-3837

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

AMPLIFY ETF TRUST

Amplify High Income ETF YYY

Amplify Online Retail ETF IBUY

Amplify CWP Enhanced Dividend Income ETF DIVO

Amplify Transformational Data Sharing ETF BLOK

Amplify Lithium & Battery Technology ETF BATT

Amplify BlackSwan Growth & Treasury Core ETF SWAN

Amplify International Online Retail ETF XBUY

Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF LEND

Amplify Seymour Cannabis ETF CNBS

ANNUAL REPORT

October 31, 2020

Beginning on June 29, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Amplify ETF Trust

Table of Contents

Amplify ETF Trust (the “Trust”) files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT within sixty days after the end of the period. The Trust’s Form N-Q or Part F of Form N-PORT are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Amplify Investments, LLC (the “Adviser”) uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-267-3837 and (ii) on the Commission’s website at www.sec.gov.

Amplify ETF Trust

Market Performance

October 31, 2020

Investors will likely look back on the year 2020 with marvel as the broad-based S&P 500 returned a modest 2.7% through October 31, 2020. This year-to-date return masked one of the fastest intra-year equity market declines in history. In March of 2020 the COVID-19 virus crisis pushed the S&P 500’s year to date return to a 30% loss in short order. It wasn’t until the Federal Government and Federal Reserve implemented trillions of dollars of stimulus and asset purchases that broad based market averages began to recover and trend towards positive territory in late fall. Still, uncertainty around the upcoming US presidential election and the promise of COVID-19 vaccinations – their effectiveness, availability and acceptance by Americans – remains on investors’ minds going into the end of 2020.

If it weren’t for COVID-19, we might have been talking about the strong US economy in 2020. Instead, we are analyzing a market that has seen considerable volatility along with clear winners and losers during a unique period of history.

Despite the S&P 500 delivering a positive return YTD, not every stock or sector delivered this type of performance. Reviewing the eleven sectors that comprise the S&P 500 index shows a variety of significant performance differences through October 31, 2020. In fact, three of the eleven S&P 500 sectors gained more than 10% YTD in 2020. Leading the pack with just over a 22% gain was the high-growth-oriented Technology sector. These businesses continued to see their products in demand during a work-from-home environment. In a distant second and third place were the Consumer Discretionary sector with a 15% gain and the Communication Services sector with a 11% move. After the top three sector winners, the Materials sector was the only other sector with outperformance of the S&P 500, delivering a 4% gain. Consumer Staples and Healthcare were slightly positive returning .82% and 1.15% respectively. Perhaps even more notable were the five sectors in the S&P 500 that finished in the red. No single sector received more negative news and demand figures than energy in 2020. The Energy sector declined an eyebrow-raising 49% through the end of October 2020. The Financial and Real Estate sectors suffered as well with drops of 20% and 9% respectively. Rounding out the red was the Utility sector, albeit down just .79%.

Looking forward into the last quarter of 2020 and the start of 2021, investors will be watching the upcoming presidential election’s impact on trade policies and spending initiatives, the potential rollout and effectiveness of COVID-19 vaccines, additional federal stimulus efforts, the Federal Reserve’s tone and geopolitical tensions with nations including China, Iran and Russia. With significant amounts of investor cash sitting on the sidelines, a variety of positive surprises across this laundry list of concerns could set up equity markets in the US to continue their ascent.

Past performance does not guarantee future results.

Investing involves risk; Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the Schedules of Investments for a complete list of each Fund’s holdings.

S&P 500 Index: The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market. Investors cannot directly invest in an index.

Amplify ETF Trust

Amplify High Income ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Three Year		Five Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify High Income ETF	-9.84%	-9.91%	-1.28%	-1.37%	3.87%	3.88%	4.83%	4.82%
Hybrid SWM/ISE High Income Index(b)	-9.35%	-9.35%	-0.76%	-0.76%	4.41%	4.41%	5.00%	5.00%
ISE High Income Index	-9.35%	-9.35%	-0.76%	-0.76%	4.41%	4.41%	4.18%(c)	4.18%(c)
S&P 500 Index	9.71%	9.71%	10.42%	10.42%	11.71%	11.71%	13.85%	13.85%

(a)        Fund commenced operations on June 11, 2012.

(b)        Reflects performance of Sustainable North American Oil Sands Index® through June 20, 2013 and ISE High Income Index thereafter.

(c)        This figure represents performance of the ISE High Income IndexTM after the change in the index strategy utilized by the Fund beginning on June 20, 2013, and not since inception.

The Fund is the successor to the investment performance of the YieldShares High Income Fund (the “Predecessor High Income Fund”) as a result of the reorganization of the Predecessor High Income Fund into the Fund on October 7, 2019. Accordingly, the performance information shown in the chart and table above for periods prior to October 7, 2019 is that of the Predecessor High Income Fund’s Shares for the Fund. The Predecessor High Income Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Prior to June 20, 2013, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the SWM Index. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Online Retail ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Three Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify Online Retail ETF	83.46%	83.80%	33.47%	33.34%	32.30%	32.32%
EQM Online Retail Index	84.00%	84.00%	33.79%	33.79%	32.71%	32.71%
S&P 500 Index	9.71%	9.71%	10.42%	10.42%	12.46%	12.46%

(a)        Fund commenced operations on April 19, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Three Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify CWP Enhanced Dividend Income ETF	4.40%	4.78%	8.66%	8.61%	10.14%	10.20%
Cboe S&P 500 BuyWrite Index	-10.93%	-10.93%	-0.64%	-0.64%	1.95%	1.95%
Dow Jones Industrial Average	-2.01%	-2.01%	4.27%	4.27%	7.64%	7.64%

(a)        Fund commenced operations on December 13, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify Transformational Data Sharing ETF	38.97%	40.17%	9.31%	9.42%
MSCI AC World Index Net	4.89%	4.89%	3.09%	3.09%
S&P 500 Index	9.71%	9.71%	8.12%	8.12%

(a)        Fund commenced operations on January 16, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify Lithium & Battery Technology ETF	5.56%	6.00%	-21.16%	-21.03%
EQM Lithium & Battery Technology Index(b)	N/A	N/A	-2.38%(c)	-2.38%(c)
MSCI AC World Index Metals & Mining Net Index	10.56%	10.56%	1.00%	1.00%
S&P 500 Index	9.71%	9.71%	9.60%	9.60%

(a)        Fund commenced operations on June 4, 2018.

(b)        On October 14, 2020, the Fund ceased being an actively-managed fund and began following the EQM Lithium & Battery Technology Index. Therefore, the Fund's performance and historical returns shown for the periods prior to October 14, 2020 are not necessarily indicative of the performance that the Fund, based on its current index and investment objective, would have generated. Performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some of the entire periods.

(c)        This figure represents performance of the EQM Lithium & Battery Technology Index after the change in the index strategy utilized by the Fund beginning on October 14, 2020, and not since inception. The Net Asset Value return for the period beginning on October 14, 2020 was -2.27%.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify BlackSwan Growth & Treasury Core ETF	11.29%	10.47%	13.69%	13.57%
S-Network BlackSwan Core Total Return Index	12.56%	12.56%	14.85%	14.85%
S&P 500 Index	9.71%	9.71%	11.53%	11.53%

(a)        Fund commenced operations on November 5, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify International Online Retail ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify International Online Retail ETF	55.70%	56.08%	33.73%	33.86%
EQM International Ecommerce Index	56.51%	56.51%	34.92%	34.92%
S&P 500 Index	9.71%	9.71%	15.21%	15.21%

(a)        Fund commenced operations on January 29, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF	-30.30%	-30.43%	-32.61%	-32.71%
CrowdBureau Peer-to-Peer Lending & Equity Crowdfunding Index	-29.66%	-29.66%	-32.01%	-32.01%
S&P 500 Index	9.71%	9.71%	11.09%	11.09%

(a)        Fund commenced operations on May 8, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Fund Performance

October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year		Inception to Date(a)
	Net Asset Value	Market Price	Net Asset Value	Market Price
Amplify Seymour Cannabis ETF	-24.94%	-24.68%	-43.64%	-43.34%
S&P 500 Index	9.71%	9.71%	9.45%	9.45%

(a)        Fund commenced operations on July 22, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify High Income ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
INVESTMENT COMPANIES — 99.7%
Equity — 13.9%
Aberdeen Total Dynamic Dividend Fund	1,284,133	$9,387,012
Adams Natural Resources Fund, Inc.	262,679	2,469,183
Liberty All-Star Equity Fund	1,706,445	9,897,381
The Gabelli Dividend & Income Trust	527,474	9,288,817
		31,042,393
Fixed Income — 85.8%
AllianceBernstein Global High Income Fund, Inc.	444,191	4,570,725
BlackRock Corporate High Yield Fund, Inc.	786,220	8,333,932
BlackRock Credit Allocation Income Trust	262,889	3,630,497
BlackRock Debt Strategies Fund, Inc.	533,042	5,079,890
BlackRock Floating Rate Income Strategies Fund, Inc.	621,653	7,049,545
BlackRock Limited Duration Income Trust	298,810	4,269,995
Blackstone/GSO Strategic Credit Fund	809,266	9,516,968
DoubleLine Income Solutions Fund	364,750	5,587,970
Eaton Vance Floating-Rate Income Trust	472,518	5,840,322
Eaton Vance Limited Duration Income Fund(a)	873,367	10,218,394
Eaton Vance Senior Floating-Rate Trust	828,274	9,856,461
First Trust High Income Long/Short Fund	196,537	2,651,284
Invesco Dynamic Credit Opportunities Fund	1,034,023	9,564,713
Invesco Senior Income Trust	2,530,181	8,982,142
NexPoint Strategic Opportunities Fund(a)	644,955	5,888,439
Nuveen Credit Strategies Income Fund	1,520,863	8,805,797
Nuveen Floating Rate Income Fund(a)	1,158,314	9,231,763
PGIM Global High Yield Fund, Inc.	774,818	9,863,433
PGIM High Yield Bond Fund, Inc.	759,424	10,275,007
PIMCO Energy & Tactical Credit Opportunities Fund	603,686	3,501,379
Description	Shares	Value
Templeton Global Income Fund	1,914,408	$9,935,777
Voya Prime Rate Trust	497,565	2,094,749
Wells Fargo Income Opportunities Fund	1,125,261	8,090,627
Western Asset Emerging Markets Debt Fund, Inc.	810,410	9,724,920
Western Asset High Income Fund II, Inc.	1,157,921	7,457,011
Western Asset High Income Opportunity Fund, Inc.	2,293,462	11,192,095
		191,213,835
Total Investment Companies (Cost $263,539,834)		222,256,228

MONEY MARKET FUNDS — 0.1%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(b)	208,910	208,910
Total Money Market Funds (Cost $208,910)		208,910

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 2.7%
First American Government Obligations Fund - Class X — 0.05%(b)	5,953,013	5,953,013
Total Investments Purchased with Proceeds from Securities Lending (Cost $5,953,013)		5,953,013

Total Investments — 102.5% (Cost $269,701,757)		$228,418,151

Percentages are based on Net Assets of $222,820,052.

(a)   All or a portion of this security is out on loan as of October 31, 2020. Total value of securities out on loan is $5,721,116 or 2.6% of net assets.

(b)  Seven-day yield as of October 31, 2020.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
COMMON STOCKS — 99.2%
Marketplace — 26.0%
Alibaba Group Holding Ltd. - ADR(a)	37,607	$11,458,477
Copart, Inc.(a)	239,176	26,395,464
Delivery Hero SE(a)(b)	83,051	9,554,497
Etsy, Inc.(a)	238,377	28,984,260
Fiverr International Ltd.(a)(c)	166,741	24,414,217
Grubhub, Inc.(a)	369,996	27,364,904
Just Eat Takeaway.com NV(a)(b)	71,012	7,899,871
Lyft, Inc. - Class A(a)	739,054	16,872,603
MercadoLibre, Inc.(a)	9,924	12,048,232
PayPal Holdings, Inc.(a)	145,908	27,157,856
Rakuten, Inc.	836,000	8,104,876
Shopify, Inc. - Class A(a)	10,005	9,258,927
The RealReal, Inc.(a)	1,614,504	20,326,605
Uber Technologies, Inc.(a)	691,435	23,100,843
		252,941,632
Traditional Retail — 64.0%
1-800-Flowers.com, Inc. - Class A(a)	915,713	18,158,589
Amazon.com, Inc.(a)	8,103	24,601,924
Carvana Co.(a)	203,990	37,809,547
Chegg, Inc.(a)	311,785	22,897,490
Chewy, Inc. - Class A(a)(c)	466,872	28,759,315
Cimpress PLC(a)(c)	101,509	7,450,761
eBay, Inc.	465,666	22,179,672
Farfetch Ltd. - Class A(a)	523,411	14,723,551
IAC/InterActiveCorp(a)	86,407	10,431,053
iQIYI, Inc. - ADR(a)	429,084	10,598,375
JD.com, Inc. - ADR(a)	169,770	13,839,650
Jumia Technologies AG - ADR(a)(c)	1,660,076	24,834,737
Match Group, Inc.(a)	171,482	20,025,668
Netflix, Inc.(a)	44,181	21,018,669
Ocado Group PLC(a)	332,764	9,811,774
Overstock.com, Inc.(a)	534,120	29,964,132
Peloton Interactive, Inc. - Class A(a)	486,109	53,574,073
PetMed Express, Inc.(c)	532,892	15,762,945
Pinduoduo, Inc. - ADR(a)	151,568	13,638,089
Description	Shares	Value
Qurate Retail, Inc. - Class A	2,813,781	$19,049,297
Revolve Group, Inc.(a)(c)	1,849,640	33,441,491
Shutterstock, Inc.	509,099	33,320,530
Spotify Technology SA(a)	49,892	11,968,592
Stamps.com, Inc.(a)	101,622	22,686,095
Stitch Fix, Inc. - Class A(a)(c)	1,166,437	40,160,426
Vipshop Holdings Ltd. - ADR(a)	511,321	10,942,269
Wayfair, Inc. - Class A(a)	103,280	25,616,538
Zalando SE(a)(b)	141,632	13,225,783
ZOZO, Inc.	444,700	11,260,325
		621,751,360
Travel — 9.2%
Booking Holdings, Inc.(a)	13,859	22,486,227
Expedia Group, Inc.	297,010	27,963,492
MakeMyTrip Ltd.(a)	509,246	9,558,547
Trip.com Group Ltd. - ADR(a)	297,532	8,557,020
TripAdvisor, Inc.	1,062,950	20,312,975
		88,878,261
Total Common Stocks (Cost $774,212,050)		963,571,253

PREFERRED STOCKS — 0.7%
Traditional Retail — 0.7%
Qurate Retail, Inc. Series A, 8.00%(a)	72,629	7,104,522
Total Preferred Stocks (Cost $9,495,294)		7,104,522

MONEY MARKET FUNDS — 0.1%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(d)	911,549	911,549
Total Money Market Funds (Cost $911,549)		911,549

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 16.4%
First American Government Obligations Fund - Class X — 0.05% (d)	158,760,489	158,760,489
Total Investments Purchased with Proceeds from Securities Lending (Cost $158,760,489)		158,760,489

Total Investments — 116.4% (Cost $943,379,382)		$1,130,347,813

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Schedule of Investments

October 31, 2020 (Continued)

Percentages are based on Net Assets of $971,145,504.

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)  Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities, according to the Fund’s liquidity guidelines. At October 31, 2020 the value of these securities amounted to $30,680,151 or 3.2% of net assets.

(c)   All or a portion of this security is out on loan as of October 31, 2020. Total value of securities out on loan is $141,127,955 or 14.5% of net assets.

(d)  Seven-day yield as of October 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
COMMON STOCKS — 91.4%
Communication Services — 3.0%
Verizon Communications, Inc.	55,709	$3,174,856
Consumer Discretionary — 15.3%
McDonald’s Corp.	26,653	5,677,089
NIKE, Inc. - Class B	46,920	5,634,154
The Home Depot, Inc.	18,850	5,027,483
		16,338,726
Consumer Staples — 14.7%
Kimberly-Clark Corp.	21,180	2,808,256
PepsiCo, Inc.	25,089	3,344,113
The Procter & Gamble Co.	26,064	3,573,374
Walmart, Inc.	42,561	5,905,339
		15,631,082
Energy — 4.7%
Chevron Corp.	71,268	4,953,126
Financials — 7.8%
JPMorgan Chase & Co.	35,341	3,464,832
The Goldman Sachs Group, Inc.	25,872	4,890,843
		8,355,675
Health Care — 14.0%
Amgen, Inc.	12,780	2,772,493
Johnson & Johnson	21,997	3,016,009
Merck & Co., Inc.	41,479	3,119,635
UnitedHealth Group, Inc.	19,799	6,041,467
		14,949,604
Industrials — 13.8%
Caterpillar, Inc.	38,598	6,061,816
Honeywell International, Inc.	19,445	3,207,453
Union Pacific Corp.	30,969	5,487,397
		14,756,666
Description	Shares	Value
Information Technology — 14.6%
Apple, Inc.	49,276	$5,364,185
Microsoft Corp.	24,757	5,012,550
Visa, Inc. - Class A	28,776	5,228,887
		15,605,622
Utilities — 3.5%
Duke Energy Corp.	40,467	3,727,415
Total Common Stocks (Cost $97,768,399)		97,492,772

MONEY MARKET FUNDS — 7.8%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(a)	8,301,361	8,301,361
Total Money Market Funds (Cost $8,301,361)		8,301,361

Total Investments — 99.2% (Cost $106,069,760)		$105,794,133

Percentages are based on Net Assets of $106,667,823.

(a)   Seven-day yield as of October 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
COMMON STOCKS — 99.2%
Banks — 4.9%
Bank of China Ltd. - Class H	2,440,220	$771,175
Silvergate Capital Corp. - Class A(a)	256,533	5,736,078
		6,507,253
Commercial & Professional Services — 0.8%
Recruit Holdings Co. Ltd.	27,499	1,042,753
Diversified Financials — 18.9%
CME Group, Inc.	9,844	1,483,688
Diginex Ltd.(a)(b)	217,314	1,503,813
Galaxy Digital Holdings Ltd.(a)	1,762,423	5,913,106
Hut 8 Mining Corp.(a)	1,214,183	1,157,406
IG Group Holdings PLC	173,271	1,708,242
Intercontinental Exchange, Inc.	40,605	3,833,112
Nasdaq, Inc.	10,008	1,210,868
Plus500 Ltd.	121,276	2,318,211
SBI Holdings, Inc.	161,784	3,697,876
Vontobel Holding AG	19,065	1,166,417
WisdomTree Investments, Inc.	303,378	1,104,296
		25,097,035
Media & Entertainment — 18.3%
Alphabet, Inc. - Class A(a)	1,670	2,698,904
Baidu, Inc. - ADR(a)	9,633	1,281,671
Kakao Corp.	16,410	4,772,451
LINE Corp. - ADR(a)	70,438	3,626,148
Description	Shares	Value
NAVER Corp.	12,813	$3,274,672
NetEase, Inc. - ADR	24,650	2,139,373
Tencent Holdings Ltd.	18,583	1,416,646
Z Holdings Corp.	738,205	5,112,684
		24,322,549
Retailing — 9.9%
Alibaba Group Holding Ltd. - ADR(a)	8,160	2,486,270
Amazon.com, Inc.(a)	670	2,034,221
JD.com, Inc. - ADR(a)	50,145	4,087,820
Overstock.com, Inc.(a)	27,680	1,552,848
Rakuten, Inc.	308,631	2,992,125
		13,153,284
Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc.(a)	40,841	3,074,919
NVIDIA Corp.	7,426	3,723,100
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	34,882	2,925,553
		9,723,572
Software & Services — 32.4%
Accenture PLC - Class A	11,194	2,428,090
Akamai Technologies, Inc.(a)	12,755	1,213,256
Digital Garage, Inc.	115,292	4,080,012
DocuSign, Inc.(a)	12,135	2,454,304
GMO internet, Inc.	200,993	5,344,711
Hive Blockchain Technologies Ltd.(a)	2,582,425	988,544
International Business Machines Corp.	22,090	2,466,569
Marathon Patent Group, Inc.(a)(b)	612,549	1,323,106
Microsoft Corp.	11,063	2,239,926
MicroStrategy, Inc.(a)	16,382	2,736,941
MoneyGram International, Inc.(a)	375,486	1,933,753
Northern Data AG(a)(b)	22,300	1,103,793
OneConnect Financial Technology Co. Ltd. - ADR(a)	92,697	1,866,917
Opera Ltd. - ADR(a)(b)	130,390	1,186,549
Oracle Corp.	26,646	1,495,107
PayPal Holdings, Inc.(a)	21,920	4,079,970
Riot Blockchain, Inc.(a)(b)	154,172	504,142
Square, Inc. - Class A(a)	36,211	5,608,360
		43,054,050
Technology Hardware & Equipment — 3.7%
Canaan, Inc. - ADR(a)(b)	637,753	1,390,302
Ebang International Holdings, Inc. - Class A(a)(b)	162,514	1,456,125
Samsung Electronics Co. Ltd.	40,236	2,007,013
		4,853,440

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Schedule of Investments

October 31, 2020 (Continued)

Description	Shares	Value
Telecommunication Services — 1.2%
SoftBank Group Corp.	25,466	$1,652,329
Total Common Stocks (Cost $96,158,718)		129,406,265

UNIT INVESTMENT TRUSTS — 1.8%	151,044	2,323,057
Grayscale Bitcoin Trust(a)(b)
Total Unit Investment Trusts (Cost $1,925,137)		2,323,057

MONEY MARKET FUNDS — 0.7%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(c)	923,679	923,679
Total Money Market Funds (Cost $923,679)		923,679
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.1%
First American Government Obligations Fund - Class X — 0.05%(c)	8,068,213	8,068,213
Total Investments Purchased with Proceeds from Securities Lending (Cost $8,068,213)		8,068,213

Total Investments — 106.0% (Cost $107,075,747)		$140,721,214

Percentages are based on Net Assets of $132,704,825.

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2020. Total value of securities out on loan is $7,577,004 or 5.7% of net assets.

(c)   Seven-day yield as of October 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund Management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
COMMON STOCKS — 99.1%
Consumer Discretionary — 28.0%
BAIC Motor Corp. Ltd. - Class H(a)	150,750	$55,614
BYD Co. Ltd. - Class H	37,686	749,102
Li Auto, Inc. - ADR(b)(c)	11,226	226,428
NIO, Inc. - ADR(b)	14,518	443,960
Panasonic Corp.	27,000	247,757
Tesla, Inc.(b)	2,030	787,721
Tianneng Power International Ltd.	29,250	47,615
Workhorse Group, Inc.(b)(c)	3,784	58,198
Yadea Group Holdings Ltd.(a)	81,000	115,558
		2,731,953
Industrials — 15.6%
Contemporary Amperex Technology Co. Ltd.	22,500	830,024
EnerSys	960	68,736
Eve Energy Co. Ltd.	24,300	193,052
GS Yuasa Corp.	3,262	56,457
Nikola Corp.(b)(c)	4,060	74,338
Shenzhen Yinghe Technology Co. Ltd.	13,100	56,035
Sunwoda Electronic Co. Ltd.	28,300	117,758
Varta AG(b)	645	80,829
Vitzrocell Co. Ltd.	2,909	44,736
		1,521,965
Description	Shares	Value
Information Technology — 10.4%
Iljin Materials Co. Ltd.	1,370	$51,555
L&F Co. Ltd.	1,286	44,370
NAURA Technology Group Co. Ltd.	5,900	150,578
NEC Corp.	3,486	174,808
Samsung SDI Co. Ltd.	771	300,328
SolarEdge Technologies, Inc.(b)	660	170,075
Wuxi Lead Intelligent Equipment Co. Ltd.	13,300	119,041
		1,010,755
Materials — 45.1%
African Rainbow Minerals Ltd.	5,910	82,641
Albemarle Corp.	1,400	130,494
AMG Advanced Metallurgical Group NV	2,406	43,307
Aneka Tambang Tbk	1,056,305	76,198
Beijing Easpring Material Technology Co. Ltd.(b)	11,800	89,466
BHP Group Ltd. - ADR	11,216	539,602
China Molybdenum Co. Ltd. - Class H	429,416	155,648
Cowan Lithium Ltd.(b)(d)(e)	14,896	—
Eramet SA(b)	1,527	40,512
First Quantum Minerals Ltd.	10,966	126,015
Galaxy Resources Ltd.(b)	53,720	52,675
Ganfeng Lithium Co. Ltd. - Class H(a)	24,074	139,118
Glencore PLC(b)	140,670	284,110
IGO Ltd.	18,300	57,112
Johnson Matthey PLC	3,100	86,305
LG Chem Ltd.	740	398,467
Lithium Americas Corp.(b)	6,687	64,496
Livent Corp.(b)	6,912	74,304
Lundin Mining Corp.	14,239	86,035
Mineral Resources Ltd.	3,942	69,160
MMC Norilsk Nickel PJSC - ADR	16,151	385,040
Nanjing Hanrui Cobalt Co. Ltd.	6,610	62,754
Nemaska Lithium, Inc.(b)(d)(e)	661,401	—
Orocobre Ltd.(b)	21,993	39,575
Pilbara Minerals Ltd.(b)	188,950	55,781
Shanghai Putailai New Energy Technology Co. Ltd.	7,200	119,764
Shenzhen Capchem Technology Co. Ltd.	9,400	105,108
Showa Denko KK	3,262	55,055
Sociedad Quimica y Minera de Chile SA - ADR	3,451	127,721
The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Schedule of Investments

October 31, 2020 (Continued)

Description	Shares	Value
South32 Ltd.	72,072	$102,838
Sumitomo Metal Mining Co. Ltd.	4,146	127,633
Tianqi Lithium Corp.(b)	22,590	66,756
Umicore SA	3,200	123,136
Vale Indonesia Tbk PT(b)	273,042	75,612
Western Areas Ltd.	26,570	35,951
W-Scope Corp.(b)	4,836	30,671
Yunnan Energy New Material Co. Ltd.	11,900	177,251
Zhejiang Huayou Cobalt Co. Ltd.(b)	17,838	105,907
		4,392,218
Total Common Stocks (Cost $10,034,411)		9,656,891

MONEY MARKET FUNDS — 0.8%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(f)	80,388	80,388
Total Money Market Funds (Cost $80,388)		80,388

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.6%
First American Government Obligations Fund, Class X — 0.05%(f)	350,543	350,543
Total Investments Purchased with Proceeds from Securities Lending (Cost $350,543)		350,543

Total Investments — 103.5% (Cost $10,465,342)		$10,087,822

Percentages are based on Net Assets of $9,746,976.

ADR - American Depositary Receipt

(a)   Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At October 31, 2020 the value of these securities amounted to $310,290 or 3.2% of net assets.

(b)  Non-income producing security.

(c)   All or a portion of this security is out on loan as of October 31, 2020. Total value of securities out on loan is $324,061 or 3.3% of net assets.

(d)  The Fund has fair valued these securities. Values are determined using significant unobservable inputs.

(e)   Illiquid security. At October 31, 2020, the value of these securities amounted to $0 or 0.0% of net assets.

(f)   Seven-day yield as of October 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

Schedule of Investments

October 31, 2020

Description	Par Value	Value
U.S. GOVERNMENT NOTES/BONDS — 88.6%
0.125%, 04/30/2022	$31,066,000	$31,059,933
0.250%, 04/15/2023	113,529,000	113,761,823
0.375%, 04/30/2025	113,765,000	113,978,309
0.500%, 04/30/2027	114,616,000	114,060,829
1.500%, 02/15/2030	106,797,000	113,388,377
2.000%, 02/15/2050	111,360,000	121,260,600
Total U.S. Government Notes/Bonds (Cost $608,689,100)		607,509,871
	Contracts	Notional Amount
PURCHASED CALL OPTIONS(a) — 11.1%
SPDR S&P 500 ETF Trust, Expires 12/18/2020, Strike Price $283.00	7,389	$241,280,406	35,858,817
SPDR S&P 500 ETF Trust, Expires 06/18/2021, Strike Price $265.00	5,672	185,213,488	40,319,412
Total Purchased Options (Cost $70,861,188)			76,178,229
	Shares
MONEY MARKET FUNDS — 0.1%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(b)	345,756	345,756
Total Money Market Funds (Cost $345,756)		345,756

Total Investments — 99.8% (Cost $679,896,044)		$684,033,856

Percentages are based on Net Assets of $685,231,367.

(a)   Exchange Traded.

(b)  Seven-day yield as of October 31, 2020.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify International Online Retail ETF

Schedule of Investments

October 31, 2020

Country Weightings (Unaudited)(*)

23.9% China
19.3% Japan
10.6% United States
10.4% Germany
8.2% Britain
5.5% Netherlands
3.4% Sweden
3.2% Australia
2.8% Argentina
2.3% South Korea
2.1% India
1.8% Israel
1.7% Taiwan
1.6% Brazil
1.6% Canada
1.6% Ireland

(*) Percentages based on total investments.

Description	Shares	Value
COMMON STOCKS — 99.6%
Marketplace — 30.4%
Alibaba Group Holding Ltd. - ADR(a)	710	$216,330
B2W Cia Digital(a)	14,000	181,956
Delivery Hero SE(a)(b)	1,830	210,567
Demae-Can Co. Ltd.(a)	7,000	206,237
Fiverr International Ltd.(a)	1,400	204,988
Just Eat Takeaway.com NV(a)(b)	1,890	210,294
KE Holdings, Inc. - ADR(a)	3,390	236,452
Kogan.com Ltd.	13,647	197,327
MercadoLibre, Inc.(a)	190	230,669
Mercari, Inc.(a)	4,000	168,357
Prosus NV	2,290	228,819
Rakuten, Inc.	19,000	184,475
Shopify, Inc. - Class A(a)	200	185,086
Syuppin Co. Ltd.	11,000	89,334
Tencent Holdings Ltd.	3,000	228,631
Uxin Ltd. - ADR(a)	93,750	90,000
Yixin Group Ltd.(a)(b)	370,000	92,084
		3,161,606
Traditional Retail — 58.4%
ASKUL Corp.	5,000	190,836
ASOS PLC (a)	3,110	177,255
BHG Group AB(a)	14,550	227,212
boohoo Group PLC(a)	48,730	171,128
Description	Shares	Value
Boozt AB(a)(b)	5,270	$85,138
China Literature Ltd.(a)(b)	28,000	229,276
Cimpress PLC(a)	2,510	184,234
Dustin Group AB(b)	13,090	83,236
Farfetch Ltd. - Class A(a)	7,800	219,414
HelloFresh SE(a)	3,900	208,611
iQIYI, Inc. - ADR(a)	8,730	215,631
Istyle, Inc.(a)	60,000	206,619
JD.com, Inc. - ADR(a)	2,720	221,734
Jumia Technologies AG - ADR(a)(c)	24,980	373,701
Kitanotatsujin Corp.(c)	42,000	194,452
LightInTheBox Holding Co. Ltd. - ADR(a)	47,580	105,152
MOGU, Inc. - ADR(a)	40,060	102,153
MonotaRO Co. Ltd.	4,000	221,925
N Brown Group PLC	136,360	100,851
Ocado Group PLC(a)	6,620	194,817
Oisix ra daichi, Inc.(a)	7,000	218,624
PChome Online, Inc.	60,000	201,374
Pinduoduo, Inc. - ADR(a)	2,840	255,543
Secoo Holding Ltd. - ADR(a)(c)	34,460	86,150
Shop Apotheke Europe NV(a)(b)	1,220	202,367
So-Young International, Inc. - ADR(a)(c)	17,230	201,074
Vipshop Holdings Ltd. - ADR(a)	13,930	298,102
YES24 Co. Ltd.	15,810	178,345
Zalando SE(a)(b)	2,230	208,277
Zero to Seven, Inc.(a)	15,460	90,468
zooplus AG(a)	1,270	204,151
ZOZO, Inc.	8,000	202,870
		6,060,720
Travel — 10.8%
Airtrip Corp.	14,000	180,524
Despegar.com Corp.(a)	13,330	90,644
MakeMyTrip Ltd.(a)	12,960	243,259
On the Beach Group PLC(b)	28,480	79,172
Open Door, Inc.(a)	15,000	169,600
Trip.com Group Ltd. - ADR(a)	6,550	188,378
Webjet Ltd.(c)	71,070	174,183
		1,125,760
Total Common Stocks (Cost $8,713,400)		10,348,086

MONEY MARKET FUNDS — 0.4%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(d)	38,477	38,477
Total Money Market Funds (Cost $38,477)		38,477

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify International Online Retail ETF

Schedule of Investments

October 31, 2020 (Continued)

Description	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 11.4%
First American Government Obligations Fund - Class X — 0.05%(d)	1,182,490	$1,182,490
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,182,490)		1,182,490

Total Investments — 111.4% (Cost $9,934,367)		$11,569,053

Percentages are based on Net Assets of $10,385,865.

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)  Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities, according to the Fund’s liquidity guidelines. At October 31, 2020 the value of these securities amounted to $1,400,411 or 13.5% of net assets.

(c)   All or a portion of this security is out on loan as of October 31, 2020. Total value of securities out on loan is $1,049,056 or 10.1% of net assets.

(d)  Seven-day yield as of October 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
COMMON STOCKS — 94.6%
Communication Services — 1.2%
9F, Inc. - ADR(a)	477	$630
Facebook, Inc. - Class A(a)	12	3,157
		3,787
Consumer Discretionary — 1.3%
Amazon.com, Inc.(a)	1	3,036
MercadoLibre, Inc.(a)	1	1,214
		4,250
Financials — 74.5%
360 Finance, Inc. - ADR(a)	336	3,871
CNFinance Holdings Ltd. - ADR(a)	476	1,523
Elevate Credit, Inc.(a)	3	7
Enova International, Inc.(a)	252	3,868
FinVolution Group - ADR	7,391	15,004
Green Dot Corp.(a)	8	427
Hexindai, Inc. - ADR(a)	828	1,730
Jianpu Technology, Inc. - ADR(a)	996	3,725
Jiayin Group, Inc. - ADR(a)	2,550	7,191
LendingClub Corp.(a)	2,935	13,706
LendingTree, Inc.(a)	235	76,044
LexinFintech Holdings Ltd. - ADR(a)	9,376	77,258
OneMain Holdings, Inc.	12	419
Qudian, Inc. - ADR(a)	11,233	15,052
Senmiao Technology Ltd.(a)	2,029	2,090
SOS Ltd. - ADR(a)	833	1,599
The Goldman Sachs Group, Inc.	15	2,836
Weidai Ltd. - ADR(a)	1,720	3,079
X Financial - ADR(a)	2,807	2,274
Yiren Digital Ltd. - ADR(a)	4,380	14,410
		246,113
Industrials — 1.8%
CoreLogic, Inc.	12	923
Dun & Bradstreet Holdings, Inc.(a)	28	724
Equifax, Inc.	17	2,322
TransUnion	26	2,071
		6,040
Description	Shares	Value
Information Technology — 15.8%
Fair Isaac Corp.(a)	4	$1,566
Fidelity National Information Services, Inc.	100	12,459
Fiserv, Inc.(a)	109	10,406
Global Payments, Inc.	42	6,625
GreenSky, Inc. - Class A(a)	2,924	13,831
Pagseguro Digital Ltd. - Class A(a)	40	1,464
PayPal Holdings, Inc.(a)	16	2,978
Square, Inc. - Class A(a)	19	2,943
		52,272
Total Common Stocks (Cost $514,233)		312,462

MONEY MARKET FUNDS — 0.3%
STIT-Government & Agency Portfolio - Institutional Class — 0.01%(b)	956	956
Total Money Market Funds (Cost $956)		956

Total Investments — 94.9% (Cost $515,189)		$313,418

Percentages are based on Net Assets of $330,256.

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)  Seven-day yield as of October 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Schedule of Investments

October 31, 2020

Description	Shares	Value
COMMON STOCKS — 99.2%
Consumer Discretionary — 10.1%
GrowGeneration Corp.(a)(b)	39,072	$652,502
Consumer Staples - 9.1%
Neptune Wellness Solutions, Inc.(a)(b)	152,031	293,420
Village Farms International, Inc.(a)	63,723	296,312
		589,732
Financials — 11.0%
Canaccord Genuity Group, Inc.	37,631	186,983
Canopy Rivers, Inc.(a)	361,812	233,550
Silver Spike Acquisition Corp. - Class A(a)(c)	29,457	296,632
		717,165
Health Care — 59.9%
Aleafia Health, Inc.(a)(b)	168,091	63,083
Aphria, Inc.(a)	110,748	497,921
Arena Pharmaceuticals, Inc.(a)	3,482	298,477
Auxly Cannabis Group, Inc.(a)	281,919	48,669
Canopy Growth Corp.(a)	39,765	746,787
Cara Therapeutics, Inc.(a)	12,870	170,656
cbdMD, Inc.(a)	57,992	118,883
Charlotte’s Web Holdings, Inc.(a)(b)	70,774	196,550
Cronos Group, Inc.(a)(b)	54,992	290,908
GW Pharmaceuticals PLC - ADR(a)	7,667	690,107
MediPharm Labs Corp.(a)	109,153	66,362
Organigram Holdings, Inc.(a)(b)	254,903	305,884
PerkinElmer, Inc.	1,771	229,433
Tilray, Inc.(a)	9,075	51,818
Zynerba Pharmaceuticals, Inc.(a)	34,551	118,510
		3,894,048
Industrials — 0.2%
Akerna Corp.(a)	5,632	13,404
Description	Shares	Value
Real Estate — 8.9%
Innovative Industrial Properties, Inc.(b)(d)	4,961	$578,601
Total Common Stocks (Cost $8,098,128)		6,445,452

Total Investments — 99.2% (Cost $8,098,128)		$6,445,452

Percentages are based on Net Assets of $6,497,235.

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2020. Total value of securities out on loan is $762,323 or 11.7% of net assets. As of October 31, 2020, total cash collateral has a value of $887,323.

(c)   Special Purpose Acquisition Company.

(d)  Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2020

	Amplify High Income ETF	Amplify Online Retail ETF	Amplify CWP Enhanced Dividend Income ETF	Amplify Transformational Data Sharing ETF	Amplify Lithium & Battery Technology ETF
Assets:
Investments, at Cost	$269,701,757	$943,379,382	$106,069,760	$107,075,747	$10,465,342
Foreign Currency, at Cost	—	1,376	—	—	—
Investments, at Value	$228,418,151	$1,130,347,813	$105,794,133	$140,721,214	$10,087,822
Foreign Currency, at Value	—	1,369	—	—	—
Receivable for Capital Shares Sold	—	—	1,469,680	—	—
Receivable for Investments Sold	—	—	682,323	—	—
Dividends and Interest Receivable	450,722	52,709	117,602	198,822	3,737
Securities Lending Income Receivable	1,353	50,157	—	75,893	10,713
Total Assets	228,870,226	1,130,452,048	108,063,738	140,995,929	10,102,272

Liabilities:
Payable for Investments Purchased	—	—	1,352,372	145,764	—
Collateral Received for Securities Loaned (See Note 4)	5,953,013	158,760,489	—	8,068,213	350,543
Advisory Fees Payable, net of waiver, if any	97,161	546,055	43,543	77,127	4,753
Total Liabilities	6,050,174	159,306,544	1,395,915	8,291,104	355,296

Net Assets	$222,820,052	$971,145,504	$106,667,823	$132,704,825	$9,746,976

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$156,000	$109,500	$36,500	$53,500	$9,000
Additional Paid-in Capital	279,167,928	817,137,121	107,660,406	128,729,052	14,234,906
Total Distributable Earnings (Accumulated Deficit)	(56,503,876)	153,898,883	(1,029,083)	3,922,273	(4,496,930)
Net Assets	$222,820,052	$971,145,504	$106,667,823	$132,704,825	$9,746,976

Outstanding Shares of Beneficial Interest (unlimited authorized – $0.01 par value)	15,600,000	10,950,000	3,650,000	5,350,000	900,000
Net Asset Value, Offering and Redemption Price per Share	$14.28	$88.69	$29.22	$24.80	$10.83
Includes loaned Securities with a value of	$5,721,116	$141,127,955	$—	$7,577,004	$324,061

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2020

	Amplify BlackSwan Growth & Treasury Core ETF	Amplify International Online Retail ETF	Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF	Amplify Seymour Cannabis ETF
Assets:
Investments, at Cost	$679,896,044	$9,934,367	$515,189	$8,098,128
Foreign Currency, at Cost	—	—	—	6,820
Investments, at Value	$684,033,856	$11,569,053	$313,418	$6,445,452
Foreign Currency, at Value	—	—	—	6,812
Cash	—	—	—	97,532
Cash Collateral for Securities Lending	—	—	—	887,323
Segregated Cash Balance with Authorized Participant for Deposit Securities	—	—	—	611,052
Receivable for Capital Shares Sold	—	—	—	590,580
Receivable for Investments Sold	18,345,813	—	16,894	676,036
Dividends and Interest Receivable	1,359,848	3,928	—	145
Securities Lending Income Receivable	—	1,666	124	6,221
Deposits with Broker for Options	296,018	—	—	—
Due From Advisor, net	—	—	—	17,237
Prepaid Expenses	—	—	—	46
Total Assets	704,035,535	11,574,647	330,436	9,338,436

Liabilities:
Payable for Investments Purchased	—	—	—	1,290,354
Collateral Received for Securities Loaned (See Note 4)	—	1,182,490	—	887,323
Collateral Payable upon Return of Deposit Securities	—	—	—	611,052
Payable for Fund Shares Redeemed	18,522,180	—	—	—
Advisory Fees Payable, net of waiver, if any	281,988	6,292	180	—
Accrued Compliance Fees	—	—	—	85
Accrued Custody Fees	—	—	—	761
Accrued Accounting, Administration & Transfer Agent Fees	—	—	—	4,421
Other Payables and Accrued Expenses	—	—	—	47,205
Total Liabilities	18,804,168	1,188,782	180	2,841,201

Net Assets	$685,231,367	$10,385,865	$330,256	$6,497,235

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$222,000	$2,500	$250	$5,500
Additional Paid-in Capital	674,693,535	9,003,534	839,765	10,278,924
Total Distributable Earnings (Accumulated Deficit)	10,315,832	1,379,831	(509,759)	(3,787,189)
Net Assets	$685,231,367	$10,385,865	$330,256	$6,497,235

Outstanding Shares of Beneficial Interest (unlimited authorized – $0.01 par value)	22,200,000	250,000	25,000	550,000
Net Asset Value, Offering and Redemption Price per Share	$30.87	$41.54	$13.21	$11.81
Includes loaned Securities with a value of	$—	$1,049,056	$—	$762,323
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Operations

For the Year Ended October 31, 2020

	Amplify High Income ETF	Amplify Online Retail ETF	Amplify CWP Enhanced Dividend Income ETF	Amplify Transformational Data Sharing ETF	Amplify Lithium & Battery Technology ETF
Investment Income:
Dividend Income (Net of Foreign Withholding Tax of $0, $9,091, $0, $110,341, and $23,283, respectively)	$14,980,557	$4,624,621	$844,414	$1,156,820	$45,489
Interest Income	7,216	2,894	15,643	3,715	112
Securities Lending Income	55,704	2,217,950	2,498	371,373	79,801
Total Investment Income	15,043,477	6,845,465	862,555	1,531,908	125,402
Expenses:
Advisory Fees	1,108,156	3,030,049	388,265	889,505	48,336
Total Expenses	1,108,156	3,030,049	388,265	889,505	48,336
Advisory Fees Waived (See Note 3)	—	—	(188,002)	(197,668)	(9,907)
Net Expenses	1,108,156	3,030,049	200,263	691,837	38,429
Net Investment Income	13,935,321	3,815,416	662,292	840,071	86,973

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(1,099,924)	55,189,992	(37,285)	(3,912,990)	(2,160,452)
Capital Gain Distributions from Underlying Closed End Funds	1,390,533	—	—	—	—
Foreign Currency	—	(47,566)	—	(35,382)	(20,150)
Options Written	—	—	969,196	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(42,467,094)	209,496,378	(1,713,299)	34,526,579	2,407,483
Foreign Currency	—	271	—	1,576	(21)
Options Written	—	—	(19,659)	—	—
Net Realized and Unrealized Gain (Loss)	(42,176,485)	264,639,075	(801,047)	30,579,783	226,860

Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,241,164)	$268,454,491	$(138,755)	$31,419,854	$313,833

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Operations

For the Year Ended October 31, 2020

	Amplify BlackSwan Growth & Treasury Core ETF	Amplify International Online Retail ETF	Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF	Amplify Seymour Cannabis ETF
Investment Income:
Dividend Income (Net of Foreign Withholding Tax of $0, $1,482, $0, $879 respectively)	$—	$9,825	$759	$22,551
Interest Income	2,975,563	56	22	—
Securities Lending Income	32,524	11,955	1,753	227,044
Total Investment Income	3,008,087	21,836	2,534	249,595
Expenses:
Advisory Fees	1,664,486	31,472	4,559	31,496
Custody Fees	—	—	—	17,344
Fund Accounting, Administration & Transfer Agent Fees	—	—	—	77,801
Other Expenses	—	—	—	33,324
Legal Fees	—	—	—	34,550
Compliance Fees	—	—	—	13,304
Principal Financial Officer Fees	—	—	—	15,001
Audit Fees	—	—	—	26,753
Distribution Fees	—	—	—	15,937
Trustee Fees	—	—	—	6,341
Total Expenses	1,664,486	31,472	4,559	271,851
Advisory Fees Waived/Reimbursed (See Note 3)	—	—	—	(164,282)
Net Expenses	1,664,486	31,472	4,559	107,569
Net Investment Income (Loss)	1,343,601	(9,636)	(2,025)	142,026

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Payment from Affiliate (See Note 5)	10,038	8,273	—	—
Investments	19,246,575	850,701	(354,503)	(2,022,490)
Foreign Currency	—	(380)	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(3,551,248)	1,499,967	37,908	521,873
Foreign Currency	—	85	—	43
Net Realized and Unrealized Gain (Loss)	15,705,365	2,358,646	(316,595)	(1,500,574)

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,048,966	$2,349,010	$(318,620)	$(1,358,548)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify High Income ETF
	Year Ended October 31, 2020	Period Ended October 31, 2019(a)	Year Ended December 31, 2018
Operations:
Net Investment Income	$13,935,321	$10,667,877	$12,028,366
Net Realized Gain (Loss) on Investments	(1,099,924)	(9,844,346)	2,224,510
Capital Gain Distributions from Underlying Closed End Funds	1,390,533	971,586	660,842
Net Change in Unrealized Appreciation/Depreciation on Investments	(42,467,094)	30,342,893	(35,808,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,241,164)	32,138,010	(20,894,482)

Distributions to Shareholders:
Dividends and Distributions	(14,936,155)	(10,667,877)	(12,028,366)
Return of Capital	(8,398,167)	(5,445,623)	(4,637,634)
Total Distributions	(23,334,322)	(16,113,500)	(16,666,000)

Capital Share Transactions:
Subscriptions	62,258,910	59,354,548	24,965,540
Redemptions	(24,867,355)	(12,901,480)	(35,102,029)
Transaction Fees (Note 1)	325	—	—
Increase (Decrease) in Net Assets from Capital Share Transactions	37,391,880	46,453,068	(10,136,489)

Total Increase (Decrease) in Net Assets	(14,183,606)	62,477,578	(47,696,971)

Net Assets:
Beginning of Period	237,003,658	174,526,080	222,223,051
End of Period	$222,820,052	$237,003,658	$174,526,080

Share Transactions(b):
Subscriptions	3,900,000	3,350,000	1,350,000
Redemptions	(1,750,000)	(750,000)	(1,900,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,150,000	2,600,000	(550,000)

(a)     For the period January 1, 2019 to October 31, 2019. See Note 1 to Financial Statements.

(b)    Shares of the Predecessor Fund converted into Fund Shares at the close of business on October 4, 2019. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Online Retail ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$3,815,416	$934,518
Net Realized Gain on Investments and Foreign Currency	55,142,426	12,120,668
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	209,496,649	7,360,630
Net Increase in Net Assets Resulting from Operations	268,454,491	20,415,816

Distributions to Shareholders:
Dividends and Distributions	(732,203)	—
Total Distributions	(732,203)	—

Capital Share Transactions:
Subscriptions	618,618,455	44,496,075
Redemptions	(155,200,420)	(195,538,605)
Increase (Decrease) in Net Assets from Capital Share Transactions	463,418,035	(151,042,530)

Total Increase (Decrease) in Net Assets	731,140,323	(130,626,714)

Net Assets:
Beginning of Period	240,005,181	370,631,895
End of Period	$971,145,504	$240,005,181

Share Transactions:
Subscriptions	8,200,000	1,000,000
Redemptions	(2,200,000)	(4,500,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	6,000,000	(3,500,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify CWP Enhanced Dividend Income ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$662,292	$368,008
Net Realized Gain on Investments and Options Written	931,911	1,568,493
Net Change in Unrealized Appreciation/Depreciation on Investments and Options Written	(1,732,958)	311,485
Net Increase (Decrease) in Net Assets Resulting from Operations	(138,755)	2,247,986

Distributions to Shareholders:
Dividends and Distributions	(1,242,172)	(1,032,410)
Return of Capital	(1,835,660)	—
Total Distributions	(3,077,832)	(1,032,410)

Capital Share Transactions:
Subscriptions	96,408,995	7,431,400
Redemptions	(7,810,200)	(3,041,745)
Increase in Net Assets from Capital Share Transactions	88,598,795	4,389,655

Total Increase in Net Assets	85,382,208	5,605,231

Net Assets:
Beginning of Period	21,285,615	15,680,384
End of Period	$106,667,823	$21,285,615

Share Transactions:
Subscriptions	3,200,000	250,000
Redemptions	(250,000)	(100,000)
Net Increase in Shares Outstanding from Share Transactions	2,950,000	150,000

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Transformational Data Sharing ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$840,071	$1,468,608
Net Realized Loss on Investments and Foreign Currency	(3,948,372)	(26,265,219)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	34,528,155	28,762,851
Net Increase in Net Assets Resulting from Operations	31,419,854	3,966,240

Distributions to Shareholders:
Dividends and Distributions	(2,023,741)	(1,276,455)
Total Distributions	(2,023,741)	(1,276,455)

Capital Share Transactions:
Subscriptions	21,052,480	847,845
Redemptions	(17,050,305)	(36,075,255)
Transaction Fees (Note 1)	37,821	44,194
Increase (Decrease) in Net Assets from Capital Share Transactions	4,039,996	(35,183,216)

Total Increase (Decrease) in Net Assets	33,436,109	(32,493,431)

Net Assets:
Beginning of Period	99,268,716	131,762,147
End of Period	$132,704,825	$99,268,716

Share Transactions:
Subscriptions	850,000	50,000
Redemptions	(950,000)	(2,150,000)
Net Decrease in Shares Outstanding from Share Transactions	(100,000)	(2,100,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Lithium & Battery Technology ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$86,973	$130,334
Net Realized Loss on Investments and Foreign Currency	(2,180,602)	(989,578)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	2,407,462	(101,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	313,833	(960,825)

Distributions to Shareholders:
Dividends and Distributions	(158,755)	(46,593)
Total Distributions	(158,755)	(46,593)

Capital Share Transactions:
Subscriptions	7,562,990	—
Redemptions	(2,749,750)	(662,965)
Transaction Fees (Note 1)	11,355	2,334
Increase (Decrease) in Net Assets from Capital Share Transactions	4,824,595	(660,631)

Total Increase (Decrease) in Net Assets	4,979,673	(1,668,049)

Net Assets:
Beginning of Period	4,767,303	6,435,352
End of Period	$9,746,976	$4,767,303

Share Transactions:
Subscriptions	700,000	—
Redemptions	(250,000)	(50,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	450,000	(50,000)
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify BlackSwan Growth & Treasury Core ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019(a)
Operations:
Net Investment Income	$1,343,601	$1,270,586
Net Realized Gain on Investments	19,256,613	3,374,460
Net Change in Unrealized Appreciation/Depreciation on Investments	(3,551,248)	7,689,060
Net Increase in Net Assets Resulting from Operations	17,048,966	12,334,106

Distributions to Shareholders:
Dividends and Distributions	(4,804,059)	(1,147,229)
Total Distributions	(4,804,059)	(1,147,229)

Capital Share Transactions:
Subscriptions	832,147,600	113,111,660
Redemptions	(283,461,565)	—
Transaction Fees (Note 1)	1,888	—
Increase in Net Assets from Capital Share Transactions	548,687,923	113,111,660

Total Increase in Net Assets	560,932,830	124,298,537

Net Assets:
Beginning of Period	124,298,537	—
End of Period	$685,231,367	$124,298,537

Share Transactions:
Subscriptions	27,300,000	4,350,000
Redemptions	(9,450,000)	—
Net Increase in Shares Outstanding from Share Transactions	17,850,000	4,350,000

(a)     The Fund commenced operations on November 5, 2018.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify International Online Retail ETF
	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Operations:
Net Investment Loss	$(9,636)	$(6,537)
Net Realized Gain on Investments and Foreign Currency	858,594	48,243
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	1,500,052	134,715
Net Increase in Net Assets Resulting from Operations	2,349,010	176,421

Distributions to Shareholders:
Dividends and Distributions	(3,649)	—
Total Distributions	(3,649)	—

Capital Share Transactions:
Subscriptions	8,040,575	2,500,000
Redemptions	(2,006,903)	(672,343)
Transaction Fees (Note 1)	2,278	476
Increase in Net Assets from Capital Share Transactions	6,035,950	1,828,133

Total Increase in Net Assets	8,381,311	2,004,554

Net Assets:
Beginning of Period	2,004,554	—
End of Period	$10,385,865	$2,004,554

Share Transactions:
Subscriptions	225,000	100,000
Redemptions	(50,000)	(25,000)
Net Increase in Shares Outstanding from Share Transactions	175,000	75,000

(a)     The Fund commenced operations on January 29, 2019.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF
	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Operations:
Net Investment Loss	$(2,025)	$(5,298)
Net Realized Loss on Investments	(354,503)	(173,632)
Net Change in Unrealized Appreciation/Depreciation on Investments	37,908	(239,679)
Net Decrease in Net Assets Resulting from Operations	(318,620)	(418,609)

Distributions to Shareholders:
Dividends and Distributions	(49,047)	—
Total Distributions	(49,047)	—

Capital Share Transactions:
Subscriptions	—	3,724,855
Redemptions	(301,323)	(2,307,000)
Increase (Decrease) in Net Assets from Capital Share Transactions	(301,323)	1,417,855

Total Increase (Decrease) in Net Assets	(668,990)	999,246

Net Assets:
Beginning of Period	999,246	—
End of Period	$330,256	$999,246

Share Transactions:
Subscriptions	—	150,000
Redemptions	(25,000)	(100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(25,000)	50,000

(a)     The Fund commenced operations on May 8, 2019.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Seymour Cannabis ETF
	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Operations:
Net Investment Income (Loss)	$142,026	$(1,399)
Net Realized Loss on Investments and Foreign Currency	(2,022,490)	(225,684)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	521,916	(2,174,558)
Net Decrease in Net Assets Resulting from Operations	(1,358,548)	(2,401,641)

Distributions to Shareholders:
Dividends and Distributions	(27,000)	—
Total Distributions	(27,000)	—

Capital Share Transactions:
Subscriptions	2,418,214	7,866,205
Transaction Fees (Note 1)	5	—
Increase in Net Assets from Capital Share Transactions	2,418,219	7,866,205

Total Increase in Net Assets	1,032,671	5,464,564

Net Assets:
Beginning of Period	5,464,564	—
End of Period	$6,497,235	$5,464,564

Share Transactions:
Subscriptions	200,000	350,000
Net Increase in Shares Outstanding from Share Transactions	200,000	350,000

(a)     The Fund commenced operations on July 22, 2019.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify High Income ETF

Financial Highlights

	Year Ended October 31, 2020	Period Ended October 31, 2019(a)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value, Beginning of Year/Period	$17.62	$16.09		$19.49	$18.55	$17.84	$21.43
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.97	0.86		1.13	1.22	1.22	1.30
Net Realized and Unrealized Gain (Loss)(c)	(2.69)	1.97		(2.97)	1.31	1.41	(2.97)
Total from Investment Operations	(1.72)	2.83		(1.84)	2.53	2.63	(1.67)

Distributions to Shareholders
Net Investment Income	(1.03)	(0.87)		(1.13)	(1.20)	(1.20)	(1.30)
Return of Capital	(0.59)	(0.43)		(0.43)	(0.39)	(0.72)	(0.62)
Total from Distributions	(1.62)	(1.30)		(1.56)	(1.59)	(1.92)	(1.92)

Capital Share Transactions
Transaction Fees	0.00 (i)	—		—	—	—	—

Net Asset Value, End of Year/Period	$14.28	$17.62		$16.09	$19.49	$18.55	$17.84

Total Return on Net Asset Value(d)	-9.84%	17.86	%(h)	-9.97%	14.03%	15.42%	-8.26%

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$222,820	$237,004		$174,526	$222,223	$117,817	$77,621
Ratio of Expenses to Average Net Assets	0.50%	0.50	%(f)	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets(e)	6.29%	5.93	%(f)	6.19%	6.27%	6.62%	6.48%
Portfolio Turnover(g)	43%	28	%(h)	40%	34%	17%	1%

(a)     For the period January 1, 2019 to October 1, 2019. See Note 1 to the Financial Statements.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)     These ratios exclude the impact of expenses of underlying security holdings as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying closed-end investment companies in which the Fund invests.

(f)     Annualized.

(g)    Excludes the impact of in-kind transactions.

(h)    Not Annualized.

(i)     Less than $0.005.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Financial Highlights

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017		Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Year/Period	$48.49	$43.86	$37.41	$27.18		$25.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(b)	0.58	0.16	(0.17)	(0.13)		(0.05)
Net Realized and Unrealized Gain(c)	39.77	4.47	6.62	10.36	(d)	2.23
Total from Investment Operations	40.35	4.63	6.45	10.23		2.18

Distributions to Shareholders
Net Investment Income	(0.15)	—	—	—		—
Total from Distributions	(0.15)	—	—	—		—

Net Asset Value, End of Year/Period	$88.69	$48.49	$43.86	$37.41		$27.18

Total Return on Net Asset Value(e)	83.46%	10.54%	17.25%	37.64	%(f)	8.71	%(i)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$971,146	$240,005	$370,632	$108,482		$4,077
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%		0.65	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%	0.33%	-0.35%	-0.38%		-0.34	%(g)
Portfolio Turnover(h)	28%	36%	17%	11%		8	%(i)

(a)     The Fund commenced operations on April 19, 2016.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Includes a $0.01 gain derived from a payment from affiliate.

(e)     Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)     Before payment from affiliate for the loss resulting from a trade error, the total return for the period would have been 37.63%.

(g)    Annualized.

(h)    Excludes the impact of in-kind transactions.

(i)     Not Annualized.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Financial Highlights

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Net Asset Value, Beginning of Year/Period	$30.41	$28.51	$27.54	$25.00
Income from Investment Operations:
Net Investment Income(b)	0.48	0.58	0.45	0.39
Net Realized and Unrealized Gain(c)	0.79	2.93	2.02	2.92
Total from Investment Operations	1.27	3.51	2.47	3.31

Distributions to Shareholders
Net Investment Income	(0.27)	(1.61)	(1.29)	(0.57)
Net Realized Gains	(0.86)	—	—	—
Return of Capital	(1.33)	—	(0.21)	(0.20)
Total from Distributions	(2.46)	(1.61)	(1.50)	(0.77)

Net Asset Value, End of Year/Period	$29.22	$30.41	$28.51	$27.54

Total Return on Net Asset Value(d)	4.40%	12.63%	9.12%	13.40	%(g)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$106,668	$21,286	$15,680	$11,016
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.95%	0.95%	0.95%	N/A
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	0.49%	0.49%	0.94%	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	1.16%	1.50%	1.53%	N/A
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	1.62%	1.96%	1.54%	1.67	%(e)
Portfolio Turnover(f)	86%	115%	151%	187	%(g)

(a)     The Fund commenced operations on December 13, 2016.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)     Annualized.

(f)     Excludes the impact of in-kind transactions.

(g)    Not Annualized.
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Financial Highlights

	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Net Asset Value, Beginning of Year/Period	$18.21	$17.45	$20.00
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.17	0.23	0.14
Net Realized and Unrealized Gain (Loss)(c)	6.80	0.71	(2.69	)(d)
Total from Investment Operations	6.97	0.94	(2.55)

Distributions to Shareholders
Net Investment Income	(0.39)	(0.19)	—
Total from Distributions	(0.39)	(0.19)	—

Capital Share Transactions
Transaction Fees	0.01	0.01	0.00	(e)

Net Asset Value, End of Year/Period	$24.80	$18.21	$17.45

Total Return on Net Asset Value(f)	38.97%	5.72%	-12.74	%(g)(j)

Supplemental Data:
Net Assets, End of Period (000’s)	$132,705	$99,269	$131,762
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.90%	0.90%	0.90	%(h)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	0.70%	0.70%	0.70	%(h)
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	0.65%	1.15%	0.68	%(h)
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	0.85%	1.35%	0.88	%(h)
Portfolio Turnover(i)	44%	35%	44	%(j)

(a)     The Fund commenced operations on January 16, 2018.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Includes a less than $0.01 gain per share derived from payment from an affiliate.

(e)     Less than $0.005.

(f)     Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(g)    Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been -12.74%.

(h)    Annualized.

(i)     Excludes the impact of in-kind transactions.

(j)     Not Annualized.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Financial Highlights

	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Net Asset Value, Beginning of Year/Period	$10.59	$12.87	$20.00
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.16	0.29	0.13
Net Realized and Unrealized Gain (Loss)(c)	0.41	(2.48)	(7.27	)(d)
Total from Investment Operations	0.57	(2.19)	(7.14)

Distributions to Shareholders
Net Investment Income	(0.35)	(0.10)	—
Total from Distributions	(0.35)	(0.10)	—

Capital Share Transactions
Transaction Fees	0.02	0.01	0.01

Net Asset Value, End of Year/Period	$10.83	$10.59	$12.87

Total Return on Net Asset Value(e)	5.56%	-16.96%	-35.65	%(f)(i)

Supplemental Data:
Net Assets, End of Period (000’s)	$9,747	$4,767	$6,435
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.89%	0.92%	0.92	%(g)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	0.71%	0.72%	0.72	%(g)
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	1.42%	2.23%	1.82	%(g)
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	1.60%	2.43%	2.02	%(g)
Portfolio Turnover(h)	131%	61%	12	%(i)

(a)     The Fund commenced operations on June 4, 2018.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Includes a less than $0.01 gain per share derived from payment from an affiliate.

(e)     Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)     Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been -35.65%.

(g)    Annualized.

(h)    Excludes the impact of in-kind transactions.

(i)     Not Annualized.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

Financial Highlights

	Year Ended October 31, 2020		Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Period	$28.57		$25.00
Income from Investment Operations:
Net Investment Income(b)	0.12		0.43
Net Realized and Unrealized Gain(c)	3.05	(d)	3.52
Total from Investment Operations	3.17		3.95

Distributions to Shareholders
Net Investment Income	(0.19)		(0.38)
Net Realized Gains	(0.68)		—
Total from Distributions	(0.87)		(0.38)

Capital Share Transactions
Transaction Fees	0.00	(e)	—

Net Asset Value, End of Period	$30.87		$28.57

Total Return on Net Asset Value(f)	11.29	%(j)	15.94	%(i)

Supplemental Data:
Net Assets, End of Period (000’s)	$685,231		$124,299
Ratio of Expenses to Average Net Assets	0.49%		0.49	%(g)
Ratio of Net Investment Income to Average Net Assets	0.40%		1.64	%(g)
Portfolio Turnover(h)	162%		154	%(i)

(a)     The Fund commenced operations on November 5, 2018.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Includes a less than $0.01 gain per share derived from payment from an affiliate. See Note 5.

(e)     Less than $0.005.

(f)     Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(g)    Annualized.

(h)    Excludes the impact of in-kind transactions.

(i)     Not Annualized.

(j)     Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been 11.29%. See Note 5.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify International Online Retail ETF

Financial Highlights

	Year Ended October 31, 2020		Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Period	$26.73		$25.00
Income (Loss) from Investment Operations:
Net Investment Loss(b)	(0.07)		(0.07)
Net Realized and Unrealized Gain(c)	14.92	(d)	1.79
Total from Investment Operations	14.85		1.72

Distributions to Shareholders
Net Investment Income	(0.05)		—
Total from Distributions	(0.05)		—

Capital Share Transactions
Transaction Fees	0.01		0.01

Net Asset Value, End of Period	$41.54		$26.73

Total Return on Net Asset Value(e)	55.70	%(i)	6.91	%(h)

Supplemental Data:
Net Assets, End of Period (000’s)	$10,386		$2,005
Ratio of Expenses to Average Net Assets	0.69%		0.69	%(f)
Ratio of Net Investment Loss to Average Net Assets	-0.21%		-0.34	%(f)
Portfolio Turnover(g)	83%		64	%(h)

(a)     The Fund commenced operations on January 29, 2019.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Includes a $0.06 gain derived from a payment from affiliate.

(e)     Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)     Annualized.

(g)    Excludes the impact of in-kind transactions.

(h)    Not Annualized.

(i)     Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been 55.47%. See Note 5.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF

Financial Highlights

	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Period	$19.98	$25.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(b)	(0.04)	(0.06)
Net Realized and Unrealized Loss(c)	(5.75)	(4.96)
Total from Investment Operations	(5.79)	(5.02)

Distributions to Shareholders
Net Investment Income	(0.98)	—
Total from Distributions	(0.98)	—

Net Asset Value, End of Period	$13.21	$19.98

Total Return on Net Asset Value(d)	-30.30%	-20.06	%(g)

Supplemental Data:
Net Assets, End of Period (000’s)	$330	$999
Ratio of Expenses to Average Net Assets	0.65%	0.65	%(e)
Ratio of Net Investment Loss to Average Net Assets	-0.29%	-0.57	%(e)
Portfolio Turnover(f)	55%	34	%(g)

(a)     The Fund commenced operations on May 8, 2019.

(b)    Calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)    Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)     Annualized.

(f)     Excludes the impact of in-kind transactions.

(g)    Not Annualized.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Financial Highlights

	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Period	$15.61	$24.71
Income (Loss) from Investment Operations:
Net Investment Income Loss(b)	0.31	—	(c)
Net Realized and Unrealized Loss(d)	(4.03)	(9.10)
Total from Investment Operations	(3.72)	(9.10)

Distributions to Shareholders
Net Investment Income	(0.08)	—
Total from Distributions	(0.08)	—

Capital Share Transactions
Transaction Fees	0.00 (c)	—

Net Asset Value, End of Period	$11.81	$15.61

Total Return on Net Asset Value(e)	-24.94%	-37.28	%(h)

Supplemental Data:
Net Assets, End of Period (000’s)	$6,497	$5,465
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived/Reimbursed & Securities Lending Credit)	5.61%	6.14	%(f)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived/Reimbursed)	2.22%	5.73	%(f)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived/Reimbursed & Securities Lending Credit)	0.75%	0.75	%(f)
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	-1.93%	6.14	%(f)
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	2.93%	-0.10	%(f)
Portfolio Turnover(g)	64%	23	%(h)

(a)     The Fund commenced operations on July 22, 2019.

(b)    Calculated based on average shares outstanding during the period.

(c)     Less than $0.005.

(d)    Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(e)     Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)     Annualized.

(g)    Excludes the impact of in-kind transactions.

(h)    Not Annualized.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020

1.    ORGANIZATION

Amplify ETF Trust (the “Trust”) was organized as a Massachusetts business trust on January 6, 2015, and is authorized to issue an unlimited number of shares in one or more series of funds. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two diversified funds, Amplify High Income ETF (“YYY”) and Amplify Online Retail ETF (“IBUY”) and seven non-diversified funds, Amplify CWP Enhanced Dividend Income ETF (“DIVO”), Amplify Transformational Data Sharing ETF (“BLOK”), Amplify Lithium & Battery Technology ETF (formerly Amplify Advanced Battery Metals and Materials ETF) (“BATT”), Amplify BlackSwan Growth & Treasury Core ETF (“SWAN”), Amplify International Online Retail ETF (“XBUY”), Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF (“LEND”) and Amplify Seymour Cannabis ETF (“CNBS”) (each a “Fund” and collectively the “Funds”). Each Fund represents a beneficial interest in a separate portfolio of securities and other assets, with their own investment objectives and policies.

The investment objective of YYY is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the ISE High IncomeTM Index. YYY commenced operations on June 11, 2012. The investment objective of IBUY is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Online Retail Index. IBUY commenced operations on April 19, 2016. The investment objective of DIVO is to seek to provide current income as its primary objective and capital appreciation as its secondary objective. DIVO commenced operations on December 13, 2016. The investment objective of BLOK is to seek to provide investors with total return. BLOK commenced operations on January 16, 2018. The investment objective of BATT is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Lithium & Battery Technology Index. BATT commenced operations on June 4, 2018. The investment objective of SWAN is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network BlackSwan Core Total Return Index. SWAN commenced operations on November 5, 2018. The investment objective of XBUY is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the EQM International Ecommerce Index. XBUY commenced operations on January 29, 2019. The investment objective of LEND is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the CrowdBureau® Peer-to-Peer Lending & Crowdfunding Index. LEND commenced operations on May 8, 2019. The investment objective of CNBS is to seek to provide investors capital appreciation. CNBS commenced operations on July 22, 2019.

YYY is the successor in interest to YieldShares High Income ETF (the “Predecessor Fund”) having the same investment objective that was included as a series of another investment company, Exchange Traded Concept Trust, and that was also sub-advised by YYY’s investment adviser, Amplify Investments LLC (the “Adviser”). On September 20, 2019, the shareholders of the Predecessor Fund approved the tax-free reorganization of the Predecessor Fund with and into Amplify High Income ETF, and effective as of the close of business on October 4, 2019, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of Amplify High Income ETF. For financial reporting purposes, assets received and shares issued by YYY were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of YYY’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by Amplify High Income ETF in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor Fund was December 31. The reporting period ended October 31, 2019 for YYY is January 1, 2019 through October 31, 2019. Operations prior to October 7, 2019 were for the Predecessor Fund. The net assets were $234,897,880, including ($609,488) of net unrealized depreciation, ($2,042,721) of undistributed (accumulated) net investment income, and ($18,389,887) of undistributed (accumulated) net realized loss and shares outstanding were 13,300,000, all of which were transferred into the Trust at NAV at the close of business on October 4, 2019.

The primary purpose of the reorganization was to move the existing Fund from its existing trust to another trust, which the Adviser believed would allow the Fund to become part of a series of a stable fund family with a consistent Adviser across all funds in the Trust. Shareholders are expected to benefit accordingly and to enjoy an improvement in the level and quality of services provided to them and the Fund.

The Funds list and principally trade their shares on the New York Stock Exchange Arca (“NYSE”) (“Exchange”). Shares of the Funds trade on the Exchange at market prices that may be below, at, or above the Funds’ net asset value (“NAV”). YYY, IBUY, DIVO, BLOK, BATT, SWAN, and CNBS will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares,

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

called “Creation Units.” XBUY and LEND will issue and redeem shares on a continuous basis at NAV only in creation units of, typically 25,000 shares. Creation Units will be issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally will trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (“the Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to CNBS and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of CNBS will be issued to such authorized participant notwithstanding the fact that CNBS deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible, which undertaking shall be secured by such authorized participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars immediately available funds having a value (marked to market daily) at least equal to 105% of the value of the missing deposit securities.

Each Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A purchase or redemption (i.e. creation or redemption) transaction fee of $500 is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units for YYY, IBUY, DIVO, BLOK, and CNBS. A purchase or redemption transaction fee of $1,000 is imposed for BATT. A purchase or redemption transaction fee of $250 is imposed for SWAN and LEND. A purchase or redemption transaction fee of $750 is imposed for XBUY. The Funds may issue an unlimited number of shares of beneficial interest, with par value of $0.01 per share. All shares of the Funds have equal rights and privileges.

2.    SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

SECURITY VALUATION

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of October 31, 2020:

Category	YYY	IBUY	DIVO	BLOK	BATT
Investments in Securities
Assets
Level 1
Investment Companies	$222,256,228	$—	$—	$—	$—
Common Stocks	—	963,571,253	97,492,772	129,406,265	9,656,891
Preferred Stocks	—	7,104,522	—	—	—
Unit Investment Trusts	—	—	—	2,323,057	—
Money Market Funds	208,910	911,549	8,301,361	923,679	80,388
Investments Purchased with Proceeds from Securities Lending	5,953,013	158,760,489	—	8,068,213	350,543
Total Level 1	228,418,151	1,130,347,813	105,794,133	140,721,214	10,087,822
Level 2
Total Level 2	—	—	—	—	—
Level 3	—	—	—	—	—
Common Stocks	—	—	—	—	0
Total Level 3	—	—	—	—	0
Total	$228,418,151	$1,130,347,813	$105,794,133	$140,721,214	$10,087,822

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

Category	SWAN	XBUY	LEND	CNBS
Investments in Securities
Assets
Level 1
Common Stocks	$—	$10,348,086	$312,462	$6,445,452
Money Market Funds	345,756	38,477	956	—
Purchased Options	76,178,229	—	—	—
U.S. Government Notes/Bonds	607,509,871	—	—	—
Investments Purchased with Proceeds from Securities Lending	—	1,182,490	—	—
Total Level 1	684,033,856	11,569,053	313,418	6,445,452
Level 2
Total Level 2	—	—	—	—
Level 3	—	—	—	—
Total Level 3	—	—	—	—
Total	$684,033,856	$11,569,053	$313,418	$6,445,452

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended October 31, 2020, there were no transfers into or out of Level 3 for the Funds, except in BATT. Below is a reconciliation of securities in Level 3 for the Fund.

BATT	Balance as of 10/31/2019	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases/ Acquisition	Sales	Transfers In/Out of Level 3	Balance as of 10/31/2020	Net Change in Unrealized Appreciation (Depreciation) on Securities held at 10/31/2020
Common Stocks	$100,433	$—	$(100,433)	$—	$—	$0	$0	$(105,499)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

BATT	Fair Value as of 10/31/2020	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input(a)
Common Stocks	$0	Proration of Share Price	Corporate Action Details	0.00 AUD
Common Stocks	$0	Proration of Share Price	Corporate Action Details	0.00 CAD

(a)       Table presents information for two securities, which are valued at $0.00 each as of October 31, 2020.

OPTION WRITING

DIVO will employ an option strategy in which it will write U.S. exchange-traded covered call options on Equity Securities in the portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by DIVO will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from DIVO. A premium is the income received by an investor who sells or writes an option contract to another party. DIVO seeks to lower risk and enhance total return by tactically selling short-term call options on some, or all, of the equity securities in the portfolio. Specifically,

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

DIVO seeks to provide gross income of approximately 2-3% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. Unlike a systematic covered call program, DIVO is not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, DIVO identifies that opportunity and sells call options tactically, rather than keeping all positions covered and limiting potential upside.

When DIVO writes an option, an amount equal to the premium received by DIVO is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by DIVO on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether DIVO has realized a gain or loss. DIVO, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. During the period, DIVO used written covered call options in a manner consistent with the strategy described above. As of October 31, 2020 DIVO did not hold any options.

SWAN’s investments in options contracts will primarily be long-term equity anticipation securities known as LEAP Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless.

The value of derivative instruments on the Statements of Assets and Liabilities for DIVO and SWAN as of October 31, 2020 is as follows:

DIVO

There were no derivative instruments held in DIVO as of October 31, 2020. The effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2020 is as follows:

Amount of Realized Gain on Derivatives Recognized in Income		Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives	Options Written	Derivatives	Options Written
Equity Contracts	$969,196	Equity Contracts	$(19,659)

SWAN

Statement of Assets and Liabilities - Values of Derivative Instruments as of October 31, 2020

	Asset Derivatives
Derivatives	Location	Value
Equity Contracts - Options	Investments, at Value	$76,178,229

The effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2020 is as follows:

Amount of Realized Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives	Options Purchased	Derivatives	Options Purchased
Equity Contracts	$10,313,618	Equity Contracts	$473,090

The average monthly value of options written in DIVO during the period ended October 31, 2020 was $(77,602). The average monthly value of options purchased in SWAN during the period ended October 31, 2020 was $40,170,320.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

OFFSETTING ASSETS AND LIABILITIES

DIVO is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.

SHARE VALUATION

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds is equal to the Funds’ NAV.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains (loss) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on foreign currency transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.

Distributions received from the Fund’s investments in closed-end funds (“CEFs”) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management’s estimates of such amounts based on historical information. These estimates are adjusted with the tax returns after the actual source of distributions has been disclosed by the CEFs and may differ from the estimated amounts.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually by the Funds. All distributions are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investments and foreign currency for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings/(accumulated deficit) and paid-in capital, as appropriate, in the period that the differences arise.

GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect risk of loss to be remote.

ORGANIZATIONAL AND OFFERING COSTS

All organizational costs incurred to establish the Funds were paid by the Adviser and are not subject to reimbursement.

3.    AGREEMENTS

The Adviser serves as investment adviser to the Funds. Pursuant to an Investment Management Agreement (the “Management Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Under the Management Agreement, the Funds will pay the following investment advisory fees to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it (with the exception of CNBS), including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, but excluding interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses.

Fund	Annual Rate of Average Daily Net Assets
YYY	0.50%
IBUY	0.65%
DIVO	0.95%
BLOK	0.90%
BATT	0.59%
SWAN	0.49%
XBUY	0.69%
LEND	0.65%
CNBS	0.65%

For the period November 1, 2019 to October 13, 2020, BATT was obligated to pay the Adviser 0.92% at an annual rate of average daily net assets. Effective October 14, 2020, BATT was obligated to pay the Adviser 0.59% at an annual rate of average daily net assets.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

Pursuant to a contractual agreement between the Trust, on behalf of DIVO and BLOK, management fees paid to the Adviser were reduced by 0.46% and 0.20%, respectively. This contractual agreement will continue until March 1, 2021. From November 1, 2019 to October 13, 2020 management fees paid to the Adviser on behalf of BATT were reduced by 0.20%. For the period ended October 31, 2020, the Adviser’s management fee was reduced by $188,002, $197,668 and $9,907 in DIVO, BLOK and BATT, respectively. The Adviser is not eligible to recoup these amounts.

Prior to February 29, 2020, the Advisor had entered into a contractual agreement (the “Expense Reimbursement and Fee Waiver Agreement”) with the Trust, on behalf of CNBS, under which the Advisor had agreed to waive or reduce its fees and to assume other expenses of CNBS, if necessary, in amounts that limit CNBS’s total operating expenses (exclusive of any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses paid with securities lending offset credits, expenses incurred in connection with any merger, reorganization, or proxy solicitation, litigation, and other extraordinary expenses) to not more than 0.75% of the average daily net assets of CNBS.

Effective February 29, 2020, pursuant to a contractual agreement between the Trust on behalf of CNBS, the Adviser has agreed to waive or reduce its fees to assume other expenses of CNBS, if necessary, in amounts that limit CNBS’ total operating expenses (exclusive of any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization, or proxy solicitation, litigation, and other extraordinary expenses) to not more than 0.75% of the average daily net assets of CNBS. For the year ended October 31, 2020, the Adviser’s management fee was reduced by $31,496 and the Advisor paid $132,786 of fund expenses. This contractual agreement will continue until March 1, 2021. The Adviser is entitled to recoup any fees that it waived and/or fund expenses that it paid for a period of three years following such fee waivers and/or expense payments per the Expense Reimbursement and Fee Waiver Agreement as outlined in the schedule below:

Recoupment Expiration	Amount of Recoupment
October 31, 2022	$5,512
October 31, 2023	$164,282

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Penserra Capital Management, LLC (“Penserra”) serves as the Sub-Adviser to YYY, IBUY, XBUY, LEND, and CNBS. Toroso Investments, LLC (“Toroso”) serves as the Sub-Adviser to BLOK and BATT. Penserra and Capital Wealth Planning, LLC (“CWP”) serve as the Sub-Advisers to DIVO. ARGI Investment Services, LLC (“ARGI”) and Toroso serve as the Sub-Advisers to SWAN (Penserra, together with CWP, Toroso, and ARGI the “Sub-Advisers,” and each, a “Sub-Adviser”). Prior to September 16, 2020, Exponential ETFs (“Exponential) and Toroso served as the Sub-Advisers for BLOK and BATT. Prior to September 16, 2020, Exponential and ARGI served as the Sub-Advisers for SWAN. Each Sub-Adviser has responsibility for selecting and continuously monitoring the Fund’s investments. Sub-Advisory fees earned by Penserra, CWP, Toroso, and ARGI are paid by the Adviser.

For the year ended October 31, 2020, the Funds paid Penserra Securities, LLC, an affiliate of Penserra, $12,218 for brokerage commissions. U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ custodian, transfer agent and accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. Prior to April 20, 2020, The Nottingham Company served as administrator for CNBS. U.S. Bank N.A. (“USB”), an affiliate of Fund Services, serves as the Funds’ custodian and securities lending agent with the exception of CNBS. Cowen Execution Service, LLC (“Cowen”) serves as the custodian and securities lending agent (together, USB and Cowen are the “Securities Lending Agents”) for CNBS. For the year ended October 31, 2020, CNBS paid Cowen and Company, LLC, an affiliate of Cowen, $16,255 for brokerage commissions.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and Trustees of the Trust are also officers or employees of the Adviser or its affiliates. For their services, the Chief Compliance Officer and the Principal Financial Officer are entitled to receive compensation from CNBS pursuant to their fee arrangements with CNBS.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

4.    SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending programs administered by the Securities Lending Agents. The securities lending agreements require that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the non-cash and cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of October 31, 2020, YYY, IBUY, BLOK, BATT, XBUY and CNBS had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agents in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agents.

As of October 31, 2020, the values of the securities on loan and payable for collateral due to brokers were as follows:

Fund	Value of Securities on Loan	Payable for Collateral Received
YYY	$5,721,116	$5,953,013	(a)
IBUY	$141,127,955	$158,760,489	(a)
DIVO	$—	$—
BLOK	$7,577,004	$8,068,213	(a)
BATT	$324,061	$350,543	(a)
SWAN	$—	$—
XBUY	$1,049,056	$1,182,490	(a)
LEND	$—	$—
CNBS	$762,323	$887,323	(b)

(a)          The cash collateral received was invested in the First American Government Obligations Fund as shown on the schedule of investments, a short-term investment portfolio with an overnight and continuous maturity. The investment objective is to seek to maximize current income and daily liquidity by purchasing U.S. government securities and repurchase agreements collateralized by such obligations.

(b)         Cash collateral is maintained with The Bank of New York Mellon (“BNY”) under a Collateral Account Control Agreement between the Fund, BNY, and Cowen.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income”) is reflected in the Funds’ Statements of Operations. Fees and interest income earned on collateral investments and recognized by the Funds during the period ended October 31, 2020, were as follows:

Fund	Fees and Interest Earned
YYY	$55,704
IBUY	$2,217,950
DIVO	$2,498
BLOK	$371,373
BATT	$79,801
SWAN	$32,524
XBUY	$11,955
LEND	$1,753
CNBS	$227,044

Fees and interest income earned on collateral investments and recognized by the Funds under the securities lending program is reflected in the Funds’ Statements of Operations as securities lending income. CNBS offset $71,185 of allowable expenses during the period ended October 31, 2020.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

5.    INVESTMENT TRANSACTIONS

For the year ended October 31, 2020, the purchases and sales of investments in securities, excluding in-kind transactions and short-term securities were:

Fund	Purchases	Sales
YYY	$100,280,278	$95,485,252
IBUY	152,124,551	132,273,563
DIVO	34,216,659	34,134,746
BLOK	43,958,720	43,848,131
BATT	8,769,858	6,941,133
SWAN	1,056,182,389	518,131,272
XBUY	3,995,562	3,794,598
LEND	369,282	403,570
CNBS	3,321,435	3,141,914

For the year ended October 31, 2020, in-kind transactions associated with creations and redemptions were:

Fund	Purchases	Sales
YYY	$52,733,713	$24,703,383
IBUY	598,066,420	151,225,203
DIVO	86,950,909	6,823,401
BLOK	17,493,269	15,217,460
BATT	5,708,824	2,681,883
SWAN	175,980,540	208,146,310
XBUY	7,640,101	1,847,392
LEND	—	299,801
CNBS	2,231,117	—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

There were no purchases or sales of long-term U.S. Government securities by the Funds, except SWAN. Included in the amounts for SWAN were $1,203,075,012 of purchases and $706,971,008 of sales of U.S. Government Securities during the year ended October 31, 2020.

During the year ended October 31, 2020, SWAN had a trade error due to incorrect trade instructions. This resulted in a loss to the Fund of $10,038, which was reimbursed to the Fund by an affiliate.

During the year ended October 31, 2020, XBUY had a trade error due to liquidity issues that affected trade execution during a rebalance in the Fund. This resulted in a loss to the Fund of $8,273, which was reimbursed to the Fund by an affiliate.

6.    FEDERAL INCOME TAXES

As of and during the year ended October 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year/period ended October 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

The tax composition of distributions paid during the year ended October 31, 2020 for the Funds was as follows:

	Ordinary Income	Capital Gains	Return of Capital
YYY	$14,936,155	$—	$8,398,167
IBUY	732,203	—	—
DIVO	597,840	644,332	1,835,660
BLOK	2,023,741	—	—
BATT	158,755	—	—
SWAN	4,804,059	—	—
XBUY	3,649	—	—
LEND	49,047	—	—
CNBS	27,000	—	—

The tax composition of distributions paid during the year/period ended October 31, 2019 for the Funds was as follows:

	Ordinary Income	Capital Gains	Return of Capital
YYY	$10,667,877	$—	$5,445,623
IBUY	—	—	—
DIVO	805,664	226,746	—
BLOK	1,276,455	—	—
BATT	46,593	—	—
SWAN	1,147,229	—	—
XBUY	—	—	—
LEND	—	—	—
CNBS	—	—	—

The Funds intend to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable income and capital gains to shareholders. Therefore, no federal income or excise tax provision has been made.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

The cost basis of investments and distributable earnings (accumulated deficit) for federal income tax purposes as of October 31, 2020 was as follows:

	YYY	IBUY	DIVO	BLOK	BATT
	Investments	Investments	Investments	Investments	Investments
Tax cost of investments	$272,186,452	$956,411,713	$106,780,990	$111,762,201	$11,399,080
Gross tax unrealized appreciation	3,342,261	239,926,218	4,470,452	40,262,203	445,622
Gross tax unrealized depreciation	(47,110,562)	(65,990,118)	(5,457,308)	(11,303,190)	(1,756,880)
Net tax unrealized appreciation (depreciation)	(43,768,301)	173,936,100	(986,856)	28,959,013	(1,311,258)
Undistributed ordinary income	—	3,057,632	—	6,141,584	37,890
Undistributed long-term capital gain	—	—	—	—	—
Total accumulated gain	—	3,057,632	—	6,141,584	37,890
Other accumulated gain (loss)	(12,375,575)	(23,094,849)	(42,227)	(31,178,324)	(3,223,562)
Distributable earnings/(accumulated deficit)	$(56,503,876)	$153,898,883	$(1,029,083)	$3,922,273	$(4,496,930)
	SWAN	XBUY	LEND	CNBS
	Investments	Investments	Investments	Investments
Tax cost of investments	$683,611,518	$10,125,632	$553,146	$8,656,761
Gross tax unrealized appreciation	12,228,150	2,008,436	14,496	744,171
Gross tax unrealized depreciation	(11,805,812)	(565,015)	(254,224)	(2,955,480)
Net tax unrealized appreciation (depreciation)	422,338	1,443,421	(239,728)	(2,211,309)
Undistributed ordinary income	7,121,285	—	—	116,528
Undistributed long-term capital gain	2,772,209	—	—	—
Total accumulated gain	9,893,494	—	—	116,258
Other accumulated gain (loss)	—	(63,590)	(270,031)	(1,692,408)
Distributable earnings/(accumulated deficit)	$10,315,832	$1,379,831	$(509,759)	$(3,787,189)

The difference between book and tax-basis cost is attributable to the deferral on wash sales and passive foreign investment companies.

At October 31, 2020, the Funds deferred, on a tax basis, late year ordinary losses of:

Late Year Ordinary Loss Deferral
YYY	$—
IBUY	—
DIVO	—
BLOK	—
BATT	—
SWAN	—
XBUY	17,659
LEND	852
CNBS	—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

At October 31, 2020, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
YYY	$4,974,056	$7,761,520	Unlimited
IBUY	—	23,095,231	Unlimited
DIVO	—	—	—
BLOK	17,419,523	13,761,046	Unlimited
BATT	1,433,396	1,790,022	Unlimited
SWAN	—	—	—
XBUY	46,012	—	Unlimited
LEND	137,780	131,399	Unlimited
CNBS	1,692,442	—	Unlimited

Additionally, U.S. GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemption-in-kind transactions and prior year end adjustments. For the year ended October 31, 2020, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
YYY	$3,337,863	$(3,337,863)
IBUY	(74,765,229)	74,765,229
DIVO	(1,624,315)	1,624,315
BLOK	(847,398)	847,398
BATT	(844,365)	844,365
SWAN	(13,115,952)	13,115,952
XBUY	(1,086,920)	1,086,920
LEND	116,382	(116,382)
CNBS	—	—

During the year ended October 31, 2020, the Funds realized the following net capital gains (losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains (losses) are not taxable to the Funds, and gains are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated deficit) to paid-in capital.

YYY	$(2,337,029)
IBUY	74,765,229
DIVO	1,624,315
BLOK	847,398
BATT	844,365
SWAN	13,115,952
XBUY	1,087,632
LEND	(115,575)
CNBS	—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

7.    RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact these changes and has decided to accept the disclosure framework which has had no material impact on the Funds’ financial statements.

8.    PRINCIPAL RISKS

BLOCKCHAIN INVESTMENTS RISK (BLOK only)

An investment in companies actively engaged in blockchain technology may be subject to the following risks:

The technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund.

Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger. Competing platforms and technologies. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains.

Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Developmental risk. Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

Intellectual property claims. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund

Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action,

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

fraudulent activity or even failure. Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.

Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

BIOTECHNOLOGY COMPANIES RISK (CNBS only)

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and non-U.S. regulatory authorities.

CANNABIS INDUSTRY RISK (CNBS only)

Companies involved in the cannabis industry face competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Since the use of cannabis is illegal under U.S. federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.

CONCENTRATION RISK (YYY, IBUY, XBUY and LEND only)

To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class.

COVERED CALL RISK (DIVO only)

Covered call risk is the risk that the Fund will forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

FINANCIAL COMPANIES RISK

Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

FUND OF FUNDS RISK (YYY only)

Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

FOREIGN INVESTMENT RISK (XBUY only)

Securities issued by Non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; and less government supervision and regulation of issuers in foreign countries. Prices of foreign securities also may be more volatile.

HEALTH CARE COMPANIES RISK (CNBS only)

Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

INFORMATION TECHNOLOGY COMPANIES RISK (IBUY, BLOK, and BATT only)

Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

LEVERAGE RISK (YYY only)

Leverage may result from ordinary borrowings or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

MARKET EVENTS RISK

Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and t is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of a Fund, the Adviser and a Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

MARKET PRICE DISCOUNT FROM/PREMIUM TO NET ASSET VALUE RISK (YYY only)

The shares of the Underlying Funds may trade at a discount or premium to their NAV. This characteristic is a risk separate and distinct from the risk that an Underlying Fund’s NAV could decrease as a result of investment activities. Whether investors, such as the Fund, will realize gains or losses upon the sale of shares will depend not on the Underlying Funds’ NAVs, but entirely upon whether the market price of the Underlying Funds’ shares at the time of sale is above or below an investor’s purchase price for shares.

METALS AND MINING COMPANIES RISK (BATT only)

The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

OPTIONS RISK (SWAN only)

Investing in options, including LEAP Options, and other instruments with option-type elements may increase the volatility and/or transaction expenses of the Fund. An option may expire without value, resulting in a loss of the Fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. The Fund’s ability to close out its position as a purchaser of a call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund may also purchase over-the-counter call options, which involves risks different from, and possibly greater than, the risks associated

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2020 (Continued)

with exchange-listed call options. In some instances, over-the-counter call options may expose the Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested.

PHARMACEUTICAL COMPANIES RISK (CNBS only)

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection of intense competition.

ONLINE RETAIL RISK (IBUY and XBUY only)

Companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the nature of their business models, companies that operate in the online marketplace, retail and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

RARE EARTH METAL COMPANIES RISK (BATT only)

Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

9.    SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosure and/or adjustment other than the below:

On November 23, 2020, LEND changed its name to Amplify CrowdBureau® Online Lending and Digital Banking ETF and its investment objective to seek investment results that generally correspond (before fees and expenses) to the price and yield of the CrowdBureau® P2P Online Lending and Digital Banking Index.

Amplify ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Amplify ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written (as applicable), of Amplify ETF Trust comprising Amplify High Income ETF, Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify Transformational Data Sharing ETF, Amplify Lithium & Battery Technology ETF (formerly Amplify Advanced Battery Metals and Materials ETF), Amplify BlackSwan Growth & Treasury Core ETF, Amplify International Online Retail ETF, Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF, and Amplify Seymour Cannabis ETF (the “Funds”), as of October 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of October 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Amplify High Income ETF	For the year ended October 31, 2020	For the year ended October 31, 2020, the period from January 1, 2019 through October 31, 2019, and the year ended December 31, 2018	For the year ended October 31, 2020, the period from January 1, 2019 through October 31, 2019, and the years ended December 31, 2018, 2017, 2016, and 2015
Amplify Online Retail ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, and 2017 and for the period from April 19, 2016 (commencement of operations) through October 31, 2016
Amplify CWP Enhanced Dividend Income ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, and 2018 and for the period from December 13, 2016 (commencement of operations) through October 31, 2017
Amplify Transformational Data Sharing ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020 and 2019 and for the period from January 16, 2018 (commencement of operations) through October 31, 2018
Amplify Lithium & Battery Technology ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020 and 2019 and for the period from June 4, 2018 (commencement of operations) through October 31, 2018
Amplify BlackSwan Growth & Treasury Core ETF	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from November 5, 2018 (commencement of operations) through October 31, 2019
Amplify International Online Retail ETF	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from January 29, 2019 (commencement of operations) through October 31, 2019
Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from May 8, 2019 (commencement of operations) through October 31, 2019
Amplify Seymour Cannabis ETF	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from July 22, 2019 (commencement of operations) through October 31, 2019

Amplify ETF Trust

Report of Independent Registered Public Accounting Firm

(Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015. We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 23, 2020

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited)

AMPLIFY HIGH INCOME ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 15, 2020, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify YieldShares High Income ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about December 11, 2018 for an initial two-year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. At the December 11, 2018 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for the initial two-year term.

Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. Thus, a meeting was held on September 15, 2020, to discuss and review the Agreements with respect to the Fund. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one year term.

Prior to the meeting held on September 15, 2020, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on September 15, 2020, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees considered statements by the Adviser and Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.50% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous two years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

AMPLIFY ONLINE RETAIL ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 15, 2020, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify Online Retail ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about November 5, 2015 for an initial two year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval for an additional one year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. Thus, a meeting was held on September 12, 2017, to discuss and review the Agreements with respect to the Fund. At the September 12, 2017 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term. Thereafter, the Board held meetings on September 18, 2018 and September 17, 2019, to discuss and review the Agreements with respect to the Fund. At each of those meetings, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one year term.

On or about September 15, 2020, the Board called and held a meeting to decide whether to renew the Agreements for an additional one-year term. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term.

Prior to the meeting held on September 15, 2020, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on September 15, 2020, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.65% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous four years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

AMPLIFY BLACKSWAN GROWTH & TREASURY CORE ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 15, 2020, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify BlackSwan Growth & Treasury Core ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Toroso Investments, LLC (“Toroso”) and (3) an Investment Sub-Advisory Agreement between the Adviser and ARGI Investment Services, LLC (hereinafter referred to as “ARGI”. Toroso and ARGI will be collectively referred to hereinafter as the “Sub-Advisers”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about September 18, 2018 and October 4, 2018 for an initial two year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. At the September 18, 2018 and the October 4, 2018 meetings, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Advisers and the Agreements for the initial two-year term.

Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Advisers. Thus, a meeting was held on September 15, 2020, to discuss and review the Agreements with respect to the Fund. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Advisers and the Agreements for an additional one year term.

Prior to the meeting held on September 15, 2020, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Advisers regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Advisers; (ii) the Adviser and the Sub-Advisers’ costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Advisers; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on September 15, 2020, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Advisers’ fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Advisers provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Advisers’ oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Advisers and the personnel and resources of the Adviser and Sub-Advisers, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees considered statements by the Adviser and Sub-Advisers regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.49% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Advisers had managed this Fund to the Board’s satisfaction over the course of the previous two years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Advisers, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Advisers. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Advisers on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and Sub-Advisers with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Advisers as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Advisers, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Advisers’ views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Advisers had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft dollar arrangements.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

AMPLIFY INTERNATIONAL ONLINE RETAIL ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 15, 2020, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify International Online Retail ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about September 18, 2018 for an initial two year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Thus, a meeting was held on September 18, 2018, to discuss and review the Agreements with respect to the Fund. At the September 18, 2018 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for the initial two-year term.

Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. Thus, a meeting was held on September 15, 2020, to discuss and review the Agreements with respect to the Fund. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one year term.

Prior to the meeting held on September 15, 2020, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on September 15, 2020, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.69% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous two years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

AMPLIFY CROWDBUREAU PEER-TO-PEER LENDING & CROWDFUNDING ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 15, 2020, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify CrowdBureau Peer to Peer Lending and Crowdfunding ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management, LLC (the “Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about September 13, 2018 for an initial two year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Thus, a meeting was held on September 13, 2018, to discuss and review the Agreements with respect to the Fund. At the September 13, 2018 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for the initial two-year term.

Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. Thus, a meeting was held on September 15, 2020, to discuss and review the Agreements with respect to the Fund. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term.

Prior to the meeting held on September 15, 2020, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on September 15, 2020, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2020 (Unaudited) (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.65%, as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous two years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability, and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Review of Liquidity Risk Management Program

October 31, 2020 (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Amplify ETF Trust ( the “Trust”), on behalf of each of its series (each a “Fund” and, collectively, the “Funds”), has established a liquidity risk management program to govern the Funds’ approach to managing liquidity risk (the “Program”). The Program is overseen by the Trust’s Chief Compliance Officer (the “Liquidity Risk Manager”). The Trust’s Board of Trustees (the “Board”) has approved the designation of the Liquidity Risk Manager to administer the Program.

The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and re-classification of certain Funds’ investments into groupings that reflect the Liquidity Risk Manager’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 9, 2020, the Trustees received a written report from the Liquidity Risk Manager regarding the design and operational effectiveness of the Program since its implementation. The Liquidity Risk Manager determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. The Liquidity Risk Manager reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Manager also noted no Fund has filed a Form N-LIQUID with the SEC.

The Liquidity Risk Manager noted that, with the exception of the Amplify Blackswan Growth & Treasury Core ETF (“SWAN”), the Funds continue to qualify as “in-kind” ETFs under Rule 22e-4 and, as such, are exempt from the requirement to set a highly liquid investment minimum. The Liquidity Risk Manager noted that SWAN is invested in highly liquid securities and, accordingly, continue to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule. Because of that continued qualification for the exemption, the Funds have not adopted any “highly liquid investment” minimum amounts. The Liquidity Risk Manager further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

Amplify ETF Trust

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include costs for ETF management and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other funds. The examples are based on investment of $1,000 made at the beginning of the period shown and held for the periods shown below.

The table below illustrates your fund’s costs in two ways:

ACTUAL FUND RETURN

This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period shown. “Expenses Paid During Period” shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid during the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your fund under “Expenses Paid During Period.”

HYPOTHETICAL 5% RETURN

This section helps you compare your fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the “Annualized Expense Ratio” for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your fund’s comparative cost by comparing the hypothetical result of your fund under “Expenses Paid During Period” with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your fund’s actual return – the account values shown may not apply to your specific investment.

YYY	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,105.00	0.50%	$2.65
Hypothetical 5% Return	$1,000.00	$1,022.62	0.50%	$2.54
IBUY	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,650.90	0.65%	$4.33
Hypothetical 5% Return	$1,000.00	$1,021.87	0.65%	$3.30
DIVO	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,093.30	0.49%	$2.58
Hypothetical 5% Return	$1,000.00	$1,022.67	0.49%	$2.49

Amplify ETF Trust

Disclosure of Fund Expenses

October 31, 2020 (Unaudited) (Continued)

BLOK	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,372.80	0.70%	$4.18
Hypothetical 5% Return	$1,000.00	$1,021.62	0.70%	$3.56
BATT	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,372.50	0.70%	$4.17
Hypothetical 5% Return	$1,000.00	$1,021.62	0.70%	$3.56
SWAN	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,035.90	0.49%	$2.51
Hypothetical 5% Return	$1,000.00	$1,022.67	0.49%	$2.49
XBUY	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,556.50	0.69%	$4.43
Hypothetical 5% Return	$1,000.00	$1,021.67	0.69%	$3.51
LEND	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,056.50	0.65%	$3.36
Hypothetical 5% Return	$1,000.00	$1,021.87	0.65%	$3.30
CNBS	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Annualized Expense Ratios	Expenses Paid During Period(a)
Actual Fund Return	$1,000.00	$1,214.90	0.75%	$4.18
Hypothetical 5% Return	$1,000.00	$1,021.37	0.75%	$3.81

(a)       The dollar amounts shown as expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value during the period, multiplied by 184/366 (to reflect the one-half year period).

Amplify ETF Trust

Trustees and Officers of the Trust

October 31, 2020 (Unaudited)

The following chart lists Trustees and Officers as of October 31, 2020.

Set forth below are the names, ages, addresses, position with the Trust, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-267-3837. Furthermore, you can obtain the SAI by accessing the Commission’s website at www.sec.gov or by accessing the Funds’ website at www.amplifyetfs.com.

Name, Address, and Year of Birth	Position and Offices with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustees
Christian Magoon(1) c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	Indefinite term Since inception	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Invesments LLC (2015 – present); President, Amplify Investments LLC (2015 – 2019)	9	None
John Phillips(2) c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1958	Secretary	Indefinite term Since inception	Chief Operating Officer and Head of Product Development, Amplify Investments LLC (2015 – present); Managing Director, White, Weld & Co. (2007 – 2015)	9	N/A
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1979	Trustee	Indefinite term Since inception	Attorney, City of Naperville, Illinois (2007 – present); member, Elder board of the Compass Church, (2013 – present); Adjuct Professor, Aurora University (2012)	9	None
Rick Powers c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1957	Trustee	Indefinite term Since inception	Director, Department of Public Works, City of Peoria, Illinois (2019 - Present); Deputy Commissioner, Transportation, State of Indiana (2014 – 2019); Director, Code Enforcement, City of Indianapolis, Indiana (2001 – 2014)	9	None
Mark Tucker c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1963	Trustee	Indefinite term Since inception	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – present)	9	None

Amplify ETF Trust

Trustees and Officers of the Trust

October 31, 2020 (Unaudited) (Continued)

Name, Address, and Year of Birth	Position and Offices with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Other Directorships Held
Officers
Ed Keiley c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1965	Chief Compliance Officer	Indefinite term Since inception	Chief Compliance Officer, Amplify Investments LLC (2016 – present); Trader Compliance, Inc. (2003 – present)	N/A
Bradley H. Bailey c/o Amplify Investments LLC 310 S. Hale Street Wheaton, IL 60187 Y.O.B.: 1967	Chief Financial Officer	Indefinite term 2016	Chief Financial Officer, Amplify Investments LLC (2016 – present); Chief Financial Officer, Copia Capital LLC (2014 – 2016)	N/A
William H. Belden c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1965	Vice President	Indefinite term 2020	President, Amplify Investments LLC (2018 – present); Managing Director, Guggenheim Investments (2009 – 2018)	N/A

(1)        Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

(2)        Mr. Phillips is deemed an “interested person” of the Trust due to his position as Chief Operating Officer of Amplify Investments LLC and Secretary of the Trust.

Amplify ETF Trust

Additional Information

October 31, 2020 (Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year/period ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

YYY	9.50%
IBUY	100.00%
DIVO	100.00%
BLOK	70.15%
BATT	71.47%
SWAN	00.00%
XBUY	100.00%
LEND	2.00%
CNBS	4.31%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year/period ended October 31, 2020 was as follows:

YYY	0.24%
IBUY	100.00%
DIVO	100.00%
BLOK	28.61%
BATT	2.89%
SWAN	00.00%
XBUY	00.00%
LEND	2.00%
CNBS	0.50%

Short Term Capital Gains

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each fund were as follows:

YYY	00.00%
IBUY	00.00%
DIVO	4.82%
BLOK	00.00%
BATT	00.00%
SWAN	70.38%
XBUY	23.71%
LEND	00.00%
CNBS	00.00%

Amplify ETF Trust

Additional Information

October 31, 2020 (Unaudited) (Continued)

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended October 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Credible Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
BLOK	$110,341	$0.0200	68.37%
BATT	$23,283	$0.0300	96.14%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Amplify ETF Trust

Supplemental Information

October 31, 2020 (Unaudited)

DISTRIBUTION OF PREMIUMS AND DISCOUNTS

NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the composite closing price each day. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available, without charge, on the Fund’s website at www.amplifyetfs.com.

INFORMATION ABOUT THE TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-267-3837. Furthermore, you can obtain the SAI by accessing the Commission’s website at www.sec.gov or by accessing the Fund’s website at www.amplifyetfs.com.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Amplify ETF Trust

Privacy Policy

October 31, 2020 (Unaudited)

AMPLIFY ETFS AND AMPLIFY AFFILIATES PRIVACY POLICY

Amplify recognizes the importance of protecting your personal and financial information when you visit our websites (each a “Website” and together “Websites”). This Policy is designed to help you understand the information collection practices on all Websites owned or operated by or on behalf of companies within the Amplify group of companies, including: Amplify Investments LLC, Amplify Development LLC, and Amplify Holding Company LLC. We are committed to:

(a) protecting the personal information you provide to us;

(b) telling you how we use the information we gather about you; and

(c) ensuring that you know why we intend to disclose your personal information.

CHANGES TO THIS PRIVACY POLICY

This Privacy Policy is dated January 1, 2016. Amplify reserves the right to amend this Privacy Policy at any time without notice, by updating this posting, in which case the date of the Policy will be revised. The current version of this Policy can be accessed from the link on the www.amplifyetfs.com homepage.

INFORMATION COLLECTION AND USE

Personally Identifiable Information: The personally identifiable information you submit to our Websites is used to service your interest and to improve our services to you and/or to provide you with information on Amplify products and services. The types of personal information that may be collected at our Websites include: name, address, email address and telephone number. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy.

Additionally, if the Website is a password protected site, then (a) once you submit your password and enter, the Website will recognize who you are and will collect all information that you submit, including all electronic instructions (including all transaction information), and (b) any information collected about you from the Website may be associated with other identifying information that we have about you.

Aggregate Information: We generally record certain usage information, such as the number and frequency of visitors to our Websites. This information may include the websites that you access immediately before and after your visit to our Websites, the Internet browser you are using and your IP address. If we use such data at all it will be on an aggregate basis, and we will not disclose to third parties any information that could be used to identify you personally.

Service Providers: We may use internal or external service providers to operate our Websites and employ other persons to perform work on our behalf, such as sending postal mail and e-mail. These persons may have access to the personally identifiable information you submit through the Websites, but only for the purpose of performing their duties. These personnel may not use your personally identifiable information for any other purpose.

Compliance with Laws: We do not automatically collect personally identifiable information from visitors to our Websites, except to the extent we are required to do so pursuant to some statute or regulation applicable to us. We will not provide any personally identifiable information to any other persons, except if we are required to make disclosures by any law, any government or private parties in connection with a lawsuit, subpoena, investigation or similar proceeding.

E-mail and Marketing: Amplify does not sell its customers’ e-mail addresses, nor will we provide your personal information to third parties for their marketing purposes. Amplify will not send you e-mail messages without first receiving your permission, unless it relates to servicing your account or unless you have consented to receiving electronic delivery of fund documents as part of our E-Delivery service. It is our policy to include instructions for unsubscribing from these permission-based programs. We recommend that you do not send us any individual personal information via non secure methods of correspondence, including via public electronic communication channels, such as Internet e-mail, which are generally not secure.

Amplify ETF Trust

Privacy Policy

October 31, 2020 (Unaudited) (Continued)

Business Transfers: If the business, stock or assets of Amplify are acquired or merged with another business entity, we will share all or some of your information with this entity to continue to provide our service to you. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you may decline such use at such time.

Disclosure to Third Parties: The personal information you provide to us will only be disclosed to third parties if we have your permission, or as set out in this Privacy Policy. We may disclose details about the general use of our Websites to third parties – for example, to demonstrate patterns of use to advertisers and other business partners. Information we pass on for this purpose will not include any personal information by which you may be identified. We endeavor to prevent unauthorized disclosures of your personal information by third parties but we are not responsible for any unauthorized disclosures or other breaches of security or for the actions of others if the information was passed to them with your authority or with the authority of anyone other than us or our group companies.

COOKIES

What are Cookies?

Cookies are small text files that are stored in your computer’s memory and hard drive when you visit certain web pages. They are used to enable websites to function or to provide information to the owners of a website.

Why Do We Use Cookies?

Cookies help us to provide customized services and information. We use cookies on all our Websites to tell us, in general terms, how and when pages in our Websites are visited, what our users’ technology preferences are – such as what type of video player they use – and whether our Websites are functioning properly.

If you are using one of our password-protected sites, then the website may use cookies or other technology to help us authenticate you, store and recognize your configuration and user attributes, facilitate your navigation of the website and customize its content so that the information made available is likely to be of more interest to you.

In broad terms, we use cookies on our Websites for the following purposes:

•    Analytical purposes: Analytical cookies allow us to recognize measure and track visitors to our Websites. This helps us to improve and develop the way our Websites work, for example, by determining whether site visitors can find information easily, or by identifying the aspects of websites that are of the most interest to them.

•    Usage preferences: Some of the cookies on our Websites are activated when visitors to our sites make a choice about their usage of the site. Our Websites then ‘remember’ the settings preferences of the user concerned. This allows us to tailor aspects of our sites to the individual user.

•    Terms and conditions: We use cookies on our Websites to record when a site visitor has seen a policy, such as this one, or provided consent, such as consent to the terms and conditions on our Websites. This helps to improve the user’s experience of the site – for example, it avoids a user from repeatedly being asked to consent to the same terms.

•    Session management: The software that runs our websites uses cookies for technical purposes needed by the internal workings of our servers. For instance, we use cookies to distribute requests among multiple servers, authenticate users and determine what features of the site they can access, verify the origin of requests, keep track of information about a user’s session and determine which options or pages to display in order for the site to function.

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Amplify ETF Trust

Privacy Policy

October 31, 2020 (Unaudited) (Continued)

Further Information About Cookies

If you would like to find out more about cookies in general and how to manage them, please visit www.allaboutcookies.org.

THIRD PARTY WEBSITES

Amplify disclaims responsibility for the privacy policies and customer information practices of third party internet websites hyperlinked from our Website or this Privacy Policy.

SECURITY

Amplify protects your personal information when you transact business on our Website by requiring the use of a browser software program that supports industry standard SSL encryption with 128-bit key lengths. The “128-bit” designation refers to the length of the key used to encrypt the data being transmitted, with a longer key representing a higher level of security.

CONTACT US

We welcome inquiries or comments about our Privacy Policy and any queries or concerns about Amplify ETFs at support@amplifyetfs.com or 1-855-267-3837.

Investment Adviser:

Amplify Investments LLC
310 S. Hale Street
Wheaton, IL 60187

Investment Sub-Advisers:
Penserra Capital Management, LLC 4 Orinda Way, Suite 100-A Orinda, CA 94563	Capital Wealth Planning 1016 Collier Center Way Naples, FL 34110
Toroso Investments, LLC 623 5th Avenue, Suite 15 New York, NY 10019	ARGI Investments, LLC 2201 High Wickham Place Louisville, KY 40245

Legal Counsel:

Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator:

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Transfer Agent:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians:
U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212	Cowen Execution Services, LLC 599 Lexington Avenue, 21st Floor New York, NY 10022

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mark Tucker is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$132,500	$129,500
Audit-Related Fees	$0	$0
Tax Fees	$28,000	$27,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$28,000	$27,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Michael DiSanto, Rick Powers, and Mark Tucker.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accounting for the period covered by this report.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Amplify ETF Trust

By (Signature and Title)	/s/ Christian Magoon
Christian Magoon, President and Chief Executive Officer

Date	12/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christian Magoon
Christian Magoon, President and Chief Executive Officer

Date	12/29/2020

By (Signature and Title)*	/s/ Bradley H. Bailey
Bradley H. Bailey, Chief Financial Officer

Date	12/29/2020

* Print the name and title of each signing officer under his or her signature.